                                   Exhibit 4.3

                                 Note Trust Deed

                                                                 Note Trust Deed





                                       Westpac Securities Administration Limited
                                                                    (as Trustee)

                                   Westpac Securitisation Management Pty Limited
                                                             (the Trust Manager)

                                                   Citibank, N.A., London Branch
                                                                  (Note Trustee)

                                                   Citibank, N.A., London Branch
                                                        (Principal Paying Agent)




                                                          Allens Arthur Robinson
                                                               The Chifley Tower
                                                                2 Chifley Square
                                                               Sydney  NSW  2000
                                                                       Australia
                                                            Tel  61  2 9230 4000
                                                            Fax  61  2 9230 5333



                                       (C) Copyright Allens Arthur Robinson 2002

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

Cross Reference Table(1)

--------------------------------------------------------------------------------

Trust Indenture Act Section        Clause

--------------------------------------------------------------------------------

310   (a)(1)                       23.6
      (a)(2)                       23.1(d)
      (a)(3)                       23.6
      (a)(4)                       22.2(b)
      (a)(5)                       NA(2)
      (b)                          23.6
      (c)                          23.6, 23.1
                                   NA
--------------------------------------------------------------------------------

311   (a)                          13.1
      (b)                          13.1
      (c)                          NA
--------------------------------------------------------------------------------

312   (a)                          31.1, 31.2(a)
      (b)                          31.2(b)
      (c)                          31.2(c)
--------------------------------------------------------------------------------

313   (a)                          31.3
      (b)(1)                       31.3
      (b)(2)                       NA
      (c)                          31.4
      (d)                          31.3
--------------------------------------------------------------------------------

314   (a)(1)                       31.5
      (a)(2)                       31.5
      (a)(3)                       31.5
      (a)(4)                       11.1(i)
      (b)                          11.1(j)
      (c)                          32.1(a)
      (d)                          32.1(b)
      (e)                          32.1(c)
      (f)                          32.1(a)
--------------------------------------------------------------------------------

315   (a)                          13.2(b)
      (b)                          13.3
      (c)                          13.2(a)
      (d)                          13.2(c), (d)
      (e)                          32.2
--------------------------------------------------------------------------------

316   (a)(1)                       32.3
      (a)(2)                       NA
      (b)                          32.4
--------------------------------------------------------------------------------

317   (a)(1)                       6.1
      (a)(2)                       2.5
--------------------------------------------------------------------------------
                                                                        Page (i)

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (b)                          NA
--------------------------------------------------------------------------------

318   (a)                          32.5
--------------------------------------------------------------------------------

Notes:

1. This Cross Reference Table shall not, for any purpose, be deemed to be part of this deed.

2.    NA means not applicable.
--------------------------------------------------------------------------------
                                                                       Page (ii)

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


Table of Contents

1.    Definitions and Interpretation                                       1
      1.1   Definitions and Interpretation                                 1
      1.2   Definitions in Master Trust Deed, Series Notice and Conditions 4
      1.3   Incorporation by reference                                     4
      1.4   Interpretation                                                 4
      1.5   Determination, statement and certificate sufficient evidence   5
      1.6   Document or agreement                                          5
      1.7   Transaction Document                                           5
      1.8   Trustee as trustee                                             5
      1.9   Obligations of the Trustee                                     5

2.    Payments on Class A Notes                                            5
      2.1   Principal amount                                               5
      2.2   Covenant to repay                                              5
      2.3   Deemed payment                                                 6
      2.4   Following Event of Default                                     6
      2.5   Requirements of Paying Agent                                   7
      2.6   Certification                                                  8
      2.7   Determinations                                                 8

3.    Form of, Issue of and Duties and Taxes on, Class A Notes             8
      3.1   Issue of Book-Entry Notes                                      8
      3.2   Form of Book-Entry Notes                                       8
      3.3   Definitive Notes                                              10
      3.4   Stamp and Other Taxes                                         11
      3.5   Indemnity for non-issue                                       11
      3.6   Note Register and Note Registrar                              11

4.    Covenant of compliance                                              12

5.    Cancellation of Class A Notes                                       13
      5.1   Cancellation                                                  13
      5.2   Records                                                       13

6.    Enforcement                                                         13
      6.1   Actions following Event of Default                            13
      6.2   Evidence of default                                           13
      6.3   Overdue interest                                              14
      6.4   Restrictions on enforcement                                   14

7.    Proceedings                                                         15
      7.1   Acting only on direction                                      15
      7.2   Security Trustee acting                                       15
      7.3   Note Trustee alone entitled to act                            15
      7.4   Available amounts                                             15
      7.5   Conflict of interests                                         16

8.    Notice of Payment                                                   16
--------------------------------------------------------------------------------
                                                                      Page (iii)

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

9.    Investment by Note Trustee                                          16

10.   Partial Payments                                                    16

11.   Covenants by the Trustee and Trust Manager                          17
      11.1  Covenants by the Trustee and Trust Manager                    17

12.   Remuneration of Note Trustee                                        20
      12.1  Fee                                                           20
      12.2  Additional Remuneration                                       20
      12.3  Costs, expenses                                               20
      12.4  Overdue rate                                                  21
      12.5  Continuing obligation                                         21

13.   Note Trustee                                                        21
      13.1  Preferential Collection of Claims Against Trustee             21
      13.2  Duties of Note Trustee                                        21
      13.3  Obligations of Note Trustee                                   22
      13.4  Notice of Defaults                                            22
      13.5  Rights of Note Trustee                                        22

14.   Note Trustee's Liability                                            29

15.   Delegation by Note Trustee                                          30

16.   Employment of Agent by Note Trustee                                 30

17.   Note Trustee Contracting with Trustee                               30

18.   Waiver                                                              31

19.   Amendment                                                           31
      19.1  Approval                                                      31
      19.2  Resolution of Class A Noteholders                             32
      19.3  Distribution of amendments                                    32
      19.4  Amendments binding                                            32
      19.5  Conformity with TIA                                           32

20.   Class A Noteholders                                                 33
      20.1  Absolute Owner                                                33
      20.2  Clearing Agency Certificate                                   34

21.   Currency Indemnity                                                  34

22.   New Note Trustees                                                   35
      22.1  Appointment by Trustee                                        35
      22.2  Appointment by Note Trustee                                   35
      22.3  Notice                                                        36

23.   Note Trustee's Retirement and Removal                               36
      23.1  Removal by Trustee                                            36
      23.2  Removal by Class A Noteholders                                37
      23.3  Resignation                                                   37
      23.4  Rating Agencies confirmation                                  37
      23.5  Trust Corporation                                             37
--------------------------------------------------------------------------------
                                                                       Page (iv)

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      23.6  Successor to Note Trustee                                     37
      23.7  Eligibility; Disqualification                                 38

24.   Note Trustee's Powers Additional                                    38

25.   Severability of Provisions                                          38

26.   Notices                                                             38
      26.1  General                                                       38
      26.2  Details                                                       39

27.   Governing Law and Jurisdiction                                      40

28.   Counterparts                                                        40

29.   Limited Recourse                                                    40
      29.1  General                                                       40
      29.2  Liability of Trustee limited to its right to indemnity        40
      29.3  Unrestricted remedies                                         41
      29.4  Restricted remedies                                           42

30.   Successor Trustee                                                   42

31.   Class A Noteholders' Lists and Reports                              42
      31.1  Provision of information                                      42
      31.2  Preservation of Information; Communications to Class A
            Noteholders                                                   43
      31.3  Reports by Note Trustee                                       43
      31.4  Notices to Class A Noteholders; Waiver                        43
      31.5  Reports by Trustee                                            44

32.   Trust Indenture Act - Miscellaneous                                 44
      32.1  Compliance Certificates and Opinions, etc                     44
      32.2  Undertaking for Costs                                         46
      32.3  Exclusion of section 316                                      46
      32.4  Unconditional Rights of Class A Noteholders to Receive
            Principal and Interest                                        46
      32.5  Conflict with Trust Indenture Act                             47

33.   Consent of Class A Noteholders                                      47
      33.1  General                                                       47
      33.2  Special Written Approvals                                     47
      33.3  Requirement for writing                                       48

34.   Information memorandum                                              49

SCHEDULE 1                                                                52
      Form  Of Book-Entry Note                                            52
      Assignment                                                          57

SCHEDULE 2                                                                58
      Information to be contained in Noteholders Report                   58

SCHEDULE 3                                                                60
      Terms and Conditions of the Class A Notes                           60

--------------------------------------------------------------------------------
                                                                        Page (v)

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------



Date                             5 March 2002
----------

Parties
----------

1. Westpac Securities Administration Limited (ABN 77 000 049 472) incorporated in New South Wales of Level 4, 50 Pitt Street, Sydney in its capacity as trustee of the Series 2002-1G WST Trust (the Trustee);

2. Westpac Securitisation Management Pty Limited (ABN 73 081 709 211) incorporated in the Australian Capital Territory of Level 25, 60 Martin Place, Sydney as trust manager in relation to the Series 2002-1G WST Trust (the Trust Manager);

3. Citibank, N.A., London Branch acting through its office at Cottons Centre, Hays Lane, London SE1 2QT (Note Trustee), which expression shall, wherever the context requires, include any other person or company for the time being a trustee under this deed or trustees of this deed; and

4. Citibank, N.A., London Branch acting through its office at 5 Carmelite Street, London EC4Y 0PA (the Principal Paying Agent), which expression shall wherever the context requires, include any successor principal paying agent from time to time appointed under the Agency Agreement.

Recitals
----------
A The Trustee has resolved at the direction of the Trust Manager to issue US$1,116,000,000 of mortgage backed floating rate notes due 2033 comprising US$1,116,000,000 Class A Notes, those Class A Notes to be constituted and secured in the manner provided in this deed and the other Transaction Documents.

B The Note Trustee has agreed to act as trustee for the Class A Noteholders under this deed.

IT IS AGREED as follows.

1.    Definitions and Interpretation
-------------------------------------------------------------------------------
1.1   Definitions and Interpretation

      The following definitions apply unless the context requires otherwise.

      Class A Note Owner means, with respect to a Book-Entry Note, the person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency,

-------------------------------------------------------------------------------
                                                                          Page 1

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


      or on the books of a person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

      Clearing Agency Participant means a broker, dealer, bank, other financial institution or other person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

      Corporate Trust Office means the principal office of the Note Trustee at which at any particular time its corporate trust business is administered, which at the date of the execution of this deed is Cottons Centre, Hays Lane, London SE1 2QT, or at such other address as the Note Trustee may designate by notice to the Trust Manager, Class A Noteholders and the Trustee or the principal corporate trust office of any successor Note Trustee.

      Event of Default means, in respect of a Class A Note, any of the events described in Condition 9.

      Exchange Act means the Securities Exchange Act of 1934 of the United States of America, as amended.

      Independent means, in relation to a person, that the person:

      (a) is independent of the Trustee, the Trust Manager, the Servicer, any Approved Seller and any of their Associates;

      (b) does not have any direct financial interest or any material indirect financial interest (other than less than 5% of the outstanding amount of any publicly traded security) in any person referred to in paragraph (a); and

      (c) is not an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions of any person referred to in paragraph (a).

      Independent Certificate means, in relation to any person, a certificate or opinion from that person where that person must be Independent, which opinion or certificate states that the signer has read the definition of Independent in this deed and that the signer is Independent within the meaning of that definition.

      Issuer Order and Issuer Request means a written order or request signed in the name of the Trustee by any one of its Authorised Signatories and delivered to the Note Trustee.

      Master Trust Deed means the Master Trust Deed dated 14 February 1997 between the Trustee and The Mortgage Company Pty Limited.

      Note Depository Agreement means the agreement among Trustee, Note Trustee and The Depository Trust Company, as the initial Clearing Agency, dated as of the Closing Date, relating to the Class A Notes, as the same may be amended or supplemented from time to time.

      Noteholders Report means the report to be delivered by the Trust Manager, on behalf of the Trustee, in accordance with clause 11.1(1) containing the information set out in Schedule 2.

--------------------------------------------------------------------------------
                                                                          Page 2

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      Officer's Certificate means a certificate signed by any Authorised Signatory of the Trustee or the Trust Manager on behalf of the Trustee, under the circumstances described in, and otherwise complying with, the applicable requirements of section 314 of the TIA.

      Opinion of Counsel means one or more written opinions of reputable legal counsel who may, except as otherwise expressly provided in this deed, be employees of or counsel to the Trustee or the Trust Manager on behalf of the Trustee and who shall be satisfactory to the Trustee or the Note Trustee, as applicable, and which opinion or opinions shall be addressed to the Trustee or the Note Trustee, as applicable, and shall be in form and substance satisfactory to the Trustee and the Note Trustee, as applicable.

      Paying Agent means any institution, including where the context permits the Principal Paying Agent, at its office (for so long as required for interest under the Class A Notes to be exempt from interest withholding tax under section 128F of the Income Tax Assessment Act 1936 (Cth)) outside of Australia:

      (a) initially appointed as Paying Agent by the Trustee under the Agency Agreement; or

      (b) as may, with the prior written approval of, and on terms previously approved in writing by, the Note Trustee (that approval not to be unreasonably withheld or delayed) from time to time be appointed by the Trustee in relation to the Class A Notes, in each case (except in the case of the initial Principal Paying Agent) where notice of the appointment has been given to the Class A Noteholders under this deed and in accordance with Condition 12.

      Responsible Officer means, with respect to the Note Trustee, any of its officers, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other of its officers customarily performing functions similar to those performed by any of them and, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      Series Notice means:

      (a) the draft of the Series 2002-1G WST Trust Series Notice dated 21 February 2002 (being document number S0110827487v7) between, among others, the Trustee, the Trust Manager, the Note Trustee and Westpac Banking Corporation (including in its capacity as Servicer); or

      (b) once executed, the executed Series 2002-1G WST Trust Series Notice in or substantially in the form of that draft.

      TIA means the Trust Indenture Act of 1939 of the United States of America, as amended.

      Trust Account means the Collection Account, the US$ Account or any other account maintained by or on behalf of the Trustee in relation to the Trust.

      Trust Corporation means any person eligible for appointment as a trustee under an indenture to be qualified pursuant to the TIA, as set forth in
      Section 310 of the TIA, which shall include Citibank, N.A., London Branch, for so long as it complies with such section.

--------------------------------------------------------------------------------
                                                                          Page 3

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

1.2   Definitions in Master Trust Deed, Series Notice and Conditions

      (a) Words and expressions which are defined in the Master Trust Deed (as amended by the Series Notice), the Series Notice and the Conditions (including in each case by reference to another agreement) have the same meanings when used in this deed unless the context otherwise requires or unless otherwise defined in this deed.

      (b) No change to the Master Trust Deed or any other document (including the order of payment set out in the Series Notice) after the date of this deed will change the meaning of terms used in this deed or adversely affect the rights of the Note Trustee or any Class A Noteholder under this deed unless the Note Trustee has agreed in writing to the changes under this deed.

1.3   Incorporation by reference

      Where this deed refers to a provision of the TIA, the provision is incorporated by reference in and made part of this deed. The following terms used in the TIA have the following meaning in this deed.

      Commission means the Securities and Exchange Commission of the United States of America.

      indenture securities means the Class A Notes.

      indenture security holder means a Class A Noteholder.

      indenture to be qualified means the Note Trust Deed.

      indenture trustee or institutional trustee means the Note Trustee.

      obligor on the indenture securities means the Trustee.

      Any other term which is used in this deed in respect of a section or provision of the TIA and which is defined in the TIA, defined in the TIA by reference to another statute or defined by or in any rule of or issued by the Commission, will have the meaning assigned to them by such definitions.

1.4   Interpretation

      Clause 1.2 of the Master Trust Deed applies to this deed as if set out in full and:

      (a) a reference to an asset includes any real or personal, present or future, tangible or intangible property or asset and any right, interest, revenue or benefit in, under or derived from the property or asset;

      (b) an Event of Default subsists until it has been waived in writing by the Note Trustee;

      (c) a reference to an amount for which a person is contingently liable includes an amount which that person may become actually or contingently liable to pay if a contingency occurs, whether or not that liability will actually arise; and

      (d) all references to costs or charges or expenses include any value added tax or similar tax charged or chargeable in respect of the charge or expense.


--------------------------------------------------------------------------------
                                                                          Page 4

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

1.5   Determination, statement and certificate sufficient evidence

      Except where otherwise provided in this deed any determination, statement or certificate by the Note Trustee or an Authorised Signatory of the Note Trustee provided for in this deed is sufficient evidence of each thing determined, stated or certified until proven wrong.

1.6   Document or agreement

      A reference to:

      (a) an agreement includes a Security Interest, Guarantee, undertaking, deed, agreement or legally enforceable arrangement whether or not in writing; and

      (b) a document includes an agreement (as so defined) in writing or a certificate, notice, instrument or document.

      A reference to a specific agreement or document includes it as amended, novated, supplemented or replaced from time to time, except to the extent prohibited by this deed.

1.7   Transaction Document

      This deed is a Transaction Document for the purposes of the Master Trust Deed.

1.8   Trustee as trustee

      In this deed, except where provided to the contrary:

      (a) a reference to the Trustee is a reference to the Trustee in its capacity as trustee of the Trust only, and in no other capacity; and

      (b) a reference to the assets, business, property or undertaking of the Trustee is a reference to the assets, business, property or undertaking of the Trustee only in the capacity described in paragraph (a) above.

1.9   Obligations of the Trustee

      (a) A reference to the Trustee in each of clauses 3.6 other than the first sentence, 5, 11.1(i), 11.1(j), 31.1, 31.5 and 32.1 is a reference to the Trust Manager on behalf of the Trustee and, failing action by the Trust Manager in accordance with the relevant clause (including any requirement to take such action within a specified time), the Trustee.

      (b) The Trustee shall not be liable for any act or omission by the Trust Manager where it is acting on behalf of the Trust Manager under sub-paragraph (a).

2.    Payments on Class A Notes
------------------------------------------------------------------------------

2.1   Principal amount

      The aggregate principal amount of the Class A Notes is limited to US$1,116,000,000.

2.2   Covenant to repay

      (a) The Trustee covenants with the Note Trustee that the Trustee will, in accordance with the terms of the Class A Notes (including the Conditions) and the Transaction


--------------------------------------------------------------------------------
                                                                          Page 5

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            Documents (and subject to the terms of the Transaction Documents and the Conditions, including clause 29 of this deed and Condition 6) on:

            (i)   the Maturity Date of the Class A Notes; or

            (ii) each earlier date as the Class A Notes, or any of them, may become repayable (whether in full or in part),

            pay or procure to be paid unconditionally to or to the order of the Note Trustee in US$ in London for immediate value the principal amount of the Class A Notes repayable, or in the case of a partial payment of the Class A Notes, the principal amount payable, subject to and in accordance with the terms of the Class A Notes (including the Conditions).

      (b) Subject to clause 2.3 and to the terms of the Class A Notes (including the Conditions) and the Transaction Documents, until any payment as well after as before any judgment or other order of a court of competent jurisdiction the Trustee shall pay or procure to be paid unconditionally to or to the order of the Note Trustee:

            (i) any interest, at the respective rates calculated from time to time, in accordance with and on the dates provided for in the Conditions; and

            (ii) principal payable at the times and in the amounts as may be determined in accordance with Condition 5.

      (c) The Note Trustee shall hold the benefit of the covenant in this clause 2.2, and all other rights of the Class A Noteholders under the Class A Notes, on trust for the benefit of the Class A Noteholders.

2.3   Deemed payment

      (a) Any payment of principal or interest in respect of Class A Notes to or to the account of the Principal Paying Agent in the manner provided in clause 3 of the Agency Agreement shall satisfy the covenant in relation to the Class A Notes by the Trustee in this clause 2 to the extent of that payment.

      (b) Payment by the Trustee of its payment obligations on each Payment Date under the Series Notice and the Conditions to the Principal Paying Agent shall discharge the Trustee of those payment obligations.

      (c) The Trustee shall not be liable for any act or omission or default of the Principal Paying Agent under this deed.

2.4   Following Event of Default

      (a) At any time after an Event of Default in respect of the Class A Notes has occurred, or at any time after Definitive Notes have not been issued when so required in accordance with the Conditions, the Note Trustee may:

            (i) by notice in writing to the Trustee, the Trust Manager, the Principal Paying Agent, the other Paying Agents and the Agent Bank require the Principal



--------------------------------------------------------------------------------
                                                                          Page 6

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

                  Paying Agent, the other Paying Agents and the Agent Bank under the Agency Agreement either:

                  (A)  (1)    to act as Principal Paying Agent and Paying Agents
                              and Agent Bank respectively of the Note Trustee in relation to payments to be made by or on behalf of the Note Trustee under the provisions of this deed on the terms of the Agency Agreement except that the Note Trustee's liability under any provisions of the Agency Agreement for the indemnification of the Paying Agents and Agent Bank shall be limited to any amount for the time being held by the Note
                              Trustee on the trusts of this deed and which is available to be applied by the Note Trustee under this deed; and

                        (2) hold all Definitive Notes, and all amounts, documents and records held by them in respect of the Class A Notes, on behalf of the Note Trustee; or

                  (B) to deliver up all Definitive Notes and all amounts, documents and records held by them in respect of the Class A Notes, to the Note Trustee or as the Note Trustee shall direct in that notice, other than any documents or records which the relevant Paying Agent or Agent Bank is obliged not to release by any law or regulation; and

            (ii) by notice in writing to the Trustee require it to make all subsequent payments in respect of the Class A Notes to the order of the Note Trustee and not to the Principal Paying Agent and, with effect from the issue of that notice to the Trustee and until that notice is withdrawn clause 2.3 shall not apply.

      (b) The payment by the Trustee of its payment obligations on each Payment Date under the Series Notice and the Conditions to the Note Trustee in accordance with paragraph (b) shall be a good discharge to the Trustee.

      (c) The Trustee shall not be liable for any act or omission or default of the Note Trustee during the period it is required to make payments in respect of the Class A Notes to the Note Trustee under paragraph (b).

2.5   Requirements of Paying Agent

      The Trustee will cause each Paying Agent to execute and deliver to the Note Trustee an instrument in which that Paying Agent shall agree with the Note Trustee, subject to the provisions of this Clause, that such Paying Agent shall:

      (a) hold in trust for the Note Trustee and the Class A Noteholders all sums held by that Paying Agent for the payment of principal and interest with respect to the Class A Notes until all relevant sums are paid to the Note Trustee or the Class A Noteholders or otherwise disposed of as provided in this deed; and

--------------------------------------------------------------------------------
                                                                          Page 7

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (b) immediately notify by telex or facsimile the Note Trustee, the Trustee, the Security Trustee and the Trust Manager if the full amount of any payment of principal or interest required to be made by the Series Notice and Conditions in respect of the Class A Notes is not unconditionally received by it or to its order in accordance with the Agency Agreement.

2.6   Certification

      For the purposes of any redemption of Class A Notes under Condition 5 the Note Trustee may rely upon an Officer's Certificate from the Trust Manager on behalf of the Trustee certifying or stating, the opinion of each person signing that Officer's Certificate as to the following matters:

      (a) the fair value (within 90 days of such release) of the property or securities to be released from the Security Trust Deed;

      (b) that the proposed release will not impair the security under the Security Trust Deed in contravention of the provisions of the Security Trust Deed or this deed; and

      (c) that the Trustee will be in a position to discharge all its liabilities in respect of the relevant Class A Notes and any amounts required under the Security Trust Deed to be paid in priority to or pari passu with those Class A Notes, and that Officer's Certificate shall be conclusive and binding on the Trustee, the Note Trustee and the holders of those Class A Notes.

2.7   Determinations

      If the Trust Manager does not at any time for any reason determine a Principal Payment, the Invested Amount, the Stated Amount or the Bond Factor applicable to any Class A Notes in accordance with Condition 5(m), the Principal Payment, Invested Amount, the Stated Amount and the Bond Factor may be determined by the Note Trustee in accordance with Conditions 5(i) and 5(m) (but based on the information in its possession) and each such determination or calculation shall be deemed to have been made by the Trust Manager, and the Note Trustee shall have no liability in respect thereof other than as a result of the gross negligence or wilful default of the Note Trustee.

3.    Form of, Issue of and Duties and Taxes on, Class A Notes
------------------------------------------------------------------------------
3.1   Issue of Book-Entry Notes

      (a)   The Class A Notes shall on issue be represented by Book-Entry Notes.

      (b) Each Book-Entry Note must be signed manually or by facsimile by an Authorised Signatory of the Trustee on behalf of the Trustee and must be manually authenticated by an Authorised Signatory of the Principal Paying Agent.

3.2   Form of Book-Entry Notes

      (a) The Book-Entry Notes shall be typed in the form or substantially in the form set out in schedule 1.

--------------------------------------------------------------------------------
                                                                          Page 8

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (b) The procedures relating to the exchange, authentication, delivery, surrender, cancellation, presentation, marking up or down of any of the Book-Entry Note (or part of the Book-Entry Note and any other matters to be carried out by the relevant parties upon exchange (in whole or part) of any Class A Note shall be made in accordance with the provisions of the relevant terms of the Book-Entry Notes and the normal practice of the Common Depositary, the Principal Paying Agent and the rules and procedures of the Clearing Agency from time to time.

      (c) The Book-Entry Notes shall be in an aggregate principal amount of US$1,116,000,000.

      (d) The Trustee shall procure that, prior to the issue and delivery of any Book-Entry Note, that Book-Entry Note will be authenticated manually by an Authorised Signatory of the Principal Paying Agent and no Book-Entry Note shall be valid for any purpose unless and until so authenticated. A Book-Entry Note so executed and authenticated shall be binding and valid obligations of the Trustee. Until a Book-Entry Note (or part of a Book-Entry Note) has been exchanged pursuant to this deed, it (or that part) shall in all respects be entitled to the same benefits as a Definitive Note. Each Book-Entry Note shall be subject to this deed except that the registered owner of a Book-Entry Note shall be the only person entitled to receive payments from the Principal Paying Agent of principal or interest in relation to it.

      (e) The Class A Notes upon original issue will be issued in the form of typewritten Notes representing the Book-Entry Notes. The Trustee shall, on the date of this deed, deliver or arrange the delivery on its behalf to the Principal Paying Agent, as agent for the Clearing Agency, of the Book-Entry Notes. The Book-Entry Notes shall initially be registered on the Note Register in the name of the Common Depositary as nominee of the Clearing Agency, and no Class A Note Owner will receive a Definitive Note representing such Class A Note Owner's interest in such Class A Note, except as provided in clause 3.3.

      (f) Whenever a notice or other communication to the Class A Noteholders is required under this deed, unless and until Definitive Notes shall have been issued to Class A Note Owners pursuant to clause 3.3, the Note Trustee shall give all such notices and communications specified herein to be given to Class A Noteholders to the Clearing Agency, and shall have no obligation to the Class A Note Owners.

      (g) Unless and until the Definitive Notes have been issued to an Class A Note Owner pursuant to clause 3.3:

            (i) the provisions of this clause shall be in full force and effect;

            (ii) the Note Registrar, the Trustee, the Trust Manager, each Paying Agent and the Note Trustee shall be entitled to deal with the Clearing Agency for all purposes of this deed (including the payment of principal of and interest on the Class A Notes and the giving of instructions or directions hereunder) as the sole holder of the Class A Notes, and shall have no obligation to any Class A Note Owners;

--------------------------------------------------------------------------------
                                                                          Page 9

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            (iii) to the extent that the provisions of this clause conflict with any other provisions of this deed, the provisions of this clause shall prevail;

            (iv) the rights of Class A Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Class A Note Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Note Depository Agreement, unless and until Definitive Notes are issued pursuant to clause 3.3, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal and interest on the Class A Notes to such Clearing Agency Participants; and

            (v) whenever this deed requires or permits actions to be taken based upon instructions or directions of Class A Note Owners evidencing a specific percentage of all Invested Amounts of all Class A Notes, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Class A Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Class A Notes and has delivered such instructions to the Principal Paying Agent.

3.3   Definitive Notes

      If:

            (a) the Trust Manager advises the Principal Paying Agent in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities with respect to the Class A Notes or the Clearing Agency or its successor and the Trust Manager is unable to locate a qualified successor;

            (b) the Trustee, at the direction of the Trust Manager (at the Trust Manager's option) advises the Principal Paying Agent in writing that the book-entry system through the Clearing Agency is or is to be terminated; or

            (c) after the occurrence of an Event of Default, the Class A Note Owners representing beneficial interests aggregating to at least a majority of the aggregate Invested Amount of the Class A Notes advise the Trustee through the Clearing Agency in writing that the continuation of a book entry system through the Clearing Agency is no longer in the best interests of the Class A Note Owners, then the Principal Paying Agent shall notify all of the appropriate Class A Note Owners and the Trustee of the occurrence of any such event and of the availability of Definitive Notes to such Class A Note Owners requesting the same. Upon the surrender of the Book-Entry Notes to the Trustee by the Clearing Agency, and the delivery by the Clearing Agency of the relevant registration instructions to the Trustee, the Trustee (with the assistance of the Trust Manager) shall execute and procure the Principal Paying Agent to authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency.

--------------------------------------------------------------------------------
                                                                         Page 10

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      The Definitive Notes will be serially numbered and shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorised Signatories executing such Definitive Notes, as evidenced by their execution of such Definitive Notes.

      Neither the Note Registrar nor the Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.

3.4   Stamp and Other Taxes

      The Trustee will pay any stamp and other duties and Taxes payable in Australia, the United Kingdom, Belgium, Luxembourg or the United States on or in connection with:

      (a)   the execution of the Transaction Documents;

      (b) the constitution and original issue and delivery of the Class A Notes; and

      (c) any action taken by the Note Trustee or (where permitted under this deed so to do), the Clearing Agency, or any Class A Note Owner to enforce the provisions of the Class A Notes or the Transaction Documents.

3.5   Indemnity for non-issue

      If the Trustee is required to issue, or procure the issue of, Definitive Notes following an event specified in clause 3.3 but fails to do so within 30 days of delivery to the Trustee of the Book-Entry Notes in accordance with clause 3.3 then the Trustee shall, subject to clause 29.2, indemnify the Note Trustee, the Class A Noteholders and Class A Note Owners, and keep them indemnified, against any loss or damage incurred by any of them if the amount received by the Note Trustee, the Class A Noteholders or Class A Note Owners is less than the amount that would have been received had Definitive Notes been issued. If and for so long as the Trustee discharges its obligations under this indemnity, the breach by the Trustee of the provisions of clause 3.3 shall be deemed to be cured. The Trust Manager must promptly advise the Trustee if it becomes actually aware of the occurrence of the relevant event and the Trustee shall promptly notify the Note Trustee in writing of the relevant event.

3.6   Note Register and Note Registrar

      (a) The Trustee shall keep or cause to be kept the Note Register in which, subject to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of the Class A Notes and the registration of transfers of Class A Notes. The Note Registrar will be responsible for registering the Notes and all transfers of Class A Notes as herein provided. The Trustee may, with the prior written consent of the Note Trustee (such consent not to be unreasonably withheld or delayed), appoint another person as Note Registrar. Upon any resignation or removal of any Note Registrar under the Agency Agreement, the Trustee with the assistance of and at the direction of, the Trust Manager shall promptly appoint a successor or, if it elects not to make such an appointment, itself assume the duties of the Note Registrar, subject to the prior written consent of the Note Trustee.

--------------------------------------------------------------------------------
                                                                         Page 11

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (b) Upon surrender for registration of transfer of any Class A Note at the office or agency of the Trustee to be maintained as provided in clause 11.1, if the requirements of Section 8-401(a) of the Uniform Commercial Code of New York (the UCC) are met the Trustee shall execute and upon its written request the Principal Paying Agent shall authenticate and the Class A Noteholder shall obtain from the Note Trustee, in the name of the designated transferee or transferees, one or more new Class A Notes, in any authorised denominations, and a like aggregate principal amount.

      (c) At the option of the Class A Noteholder, Class A Notes may be exchanged for other Class A Notes in any authorised denominations, and a like aggregate principal amount, upon surrender of the Class A Notes to be exchanged at such office or agency. Whenever any Class A Notes are so surrendered for exchange, if the requirements of
            Section 8-401(a) of the UCC are met the Trustee shall execute and upon its written request the Principal Paying Agent shall authenticate and the Class A Noteholder shall obtain from the Note Trustee, the Class A Notes which the Class A Noteholder making the exchange is entitled to receive.

      (d) Every Class A Note presented or surrendered for registration of transfer or exchange shall be (i) duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Note Registrar duly executed by, the Class A Noteholder thereof or such Class A Noteholder's attorney duly authorised in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar which requirements include membership or participation of Securities Transfer Agents Medallion Program (Stamp) or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, Stamp, all in accordance with the Exchange Act, and (ii) accompanied by such other documents as the Note Registrar may require.

      (e) No Service charge shall be made to an Class A Noteholder for any registration of transfer or exchange of Class A Notes, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Class A Notes.

      (f) The preceding provisions of this section notwithstanding, the Trustee shall not be required to make and the Note Registrar need not register transfers or exchanges of Class A Notes selected for redemption or of any Class A Note for a period of 30 days preceding the due date for any payment with respect to the Class A Note.

4.    Covenant of compliance
------------------------------------------------------------------------------

      The Trustee covenants with the Note Trustee that it will comply with and perform and observe all provisions of the Transaction Documents which are expressed to be binding on it for the benefit of the Note Trustee or any Class A Noteholder. The Conditions shall be binding on the Trustee, the Note Trustee and the Class A Noteholders. The Note Trustee is entitled to enforce the obligations of the Trustee under the Class A Notes and the


--------------------------------------------------------------------------------
                                                                         Page 12

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      Conditions as if the same were set out and contained in this deed (which shall be read and construed as one document with the Class A Notes).

5.    Cancellation of Class A Notes
------------------------------------------------------------------------------

5.1   Cancellation

      The Trustee shall procure that all Class A Notes:

      (a) which have been surrendered for payment, registration of transfer, exchange or redemption; or

      (b) in the case of any Definitive Note, which, being mutilated or defaced, have been surrendered and replaced under Condition 11,

      shall forthwith be cancelled by or on behalf of the Trustee.

5.2   Records

      The Trustee shall procure that:

      (a) the Principal Paying Agent and the Note Registrar, between them, keep a full and complete record of all Class A Notes and of their redemption, payment, exchange or cancellation (as the case may be) and of all replacement Class A Notes, issued in substitution for lost, stolen, mutilated, defaced or destroyed Definitive Notes; and

      (b) such records shall be made available to the Note Trustee at all reasonable times.

6.    Enforcement
------------------------------------------------------------------------------

6.1   Actions following Event of Default

      At any time while an Event of Default is subsisting the Note Trustee may (subject to the Security Trust Deed, to clauses 6.4 and 7, and to Conditions 9 and 10) and, subject to the Note Trustee being indemnified and/or secured to its satisfaction, shall if instructed to do so by an Extraordinary Resolution of the Class A Noteholders, at its discretion and without further notice take any action available to it to direct the Security Trustee to:

            (a) institute any proceedings against the Trustee which are permitted under the Transaction Documents;

            (b) enforce the security created under the Security Trust Deed (including anything set out in clause 8.2 of the Security Trust Deed); and

            (c) enforce repayment of the Class A Notes together with accrued interest and any other moneys payable to the Note Trustee, the Class A Noteholders or under the Transaction Documents.

6.2   Evidence of default

      If the Security Trustee or the Note Trustee takes any action against the Trustee to enforce any of the provisions of any Class A Notes or this deed, proof that as regards any Class A Note, the Trustee has not paid any principal or interest due in respect of that Class A Note


--------------------------------------------------------------------------------
                                                                         Page 13

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      shall (unless the contrary is proved) be sufficient evidence that the Trustee has not paid that principal or interest on all other Class A Notes in respect of which the relevant payment is then due.

6.3   Overdue interest

      The rates of interest payable in respect of any Class A Note which has become due and repayable in full and which has not been repaid shall be calculated at three-monthly intervals, commencing on the expiry of the Coupon Period for the Class A Note during which the Class A Note became due and repayable in accordance with the provisions of Condition 4 except that no notices need be given to Class A Noteholders, in relation to that interest.

6.4   Restrictions on enforcement

      (a) If any of the Class A Notes remain outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the Class A Notes, the Note Trustee must not vote under the Security Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Mortgaged Property unless either:

            (i) a sufficient amount would be realised to discharge in full all amounts owing to the Class A Noteholders and any other amounts payable by the Trustee ranking in priority to or pari passu with the Class A Notes; or

            (ii) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee, that the cash flow receivable by the Trustee (or the Security Trustee under the Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Trustee, to discharge in full in due course all the amounts referred to in paragraph (i).

      (b) Neither the Note Trustee nor the Security Trustee will be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Security Trust Deed, of any Mortgaged Property or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Trustee or any third party in respect of the Trustee or the Class A Notes or relating in any way to the Mortgaged Property. Without limitation, neither the Note Trustee nor the Security Trustee shall be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it in good faith based on advice received by it in accordance with paragraph (a).


--------------------------------------------------------------------------------
                                                                         Page 14

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


7.    Proceedings
------------------------------------------------------------------------------

7.1   Acting only on direction

      (a) Subject to paragraph (b), the Note Trustee shall not be bound to vote under the Security Trust Deed, or otherwise direct the Security Trustee under the Security Trust Deed, or take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with, the Security Trust Deed, this deed, or any Class A Notes, unless directed or requested to do so in writing by holders of at least 75% of the aggregate Invested Amount of Class A Notes and then only if the Note Trustee is indemnified and/or secured to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses (including, without limitation, all legal fees and expenses properly incurred and any value added or similar tax applicable thereto) which it may incur by so doing; or

      (b) The Note Trustee shall be protected with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the holders of the required aggregate Invested Amount of the Class A Notes in accordance with this deed relating to the time, method and place of conducting any proceeding for any remedy available to, or exercising any trust or power conferred upon it, under this deed.

7.2   Security Trustee acting

      Only the Security Trustee may enforce the provisions of the Security Trust Deed and neither the Note Trustee nor any holder of a Class A Note is entitled to proceed directly against the Trustee to enforce the performance of any of the provisions of the Security Trust Deed, or the Class A Notes (including the Conditions).

7.3   Note Trustee alone entitled to act

      Only the Note Trustee may:

      (a) direct the Security Trustee to enforce the security created pursuant to the Security Trust Deed; or

      (b) enforce the provisions of this deed, or the Class A Notes (including the Conditions),

      and no Class A Noteholder is entitled to take any of the above actions or to proceed directly against the Trustee to enforce the performance of any of the provisions of this deed or the Class A Notes (including the Conditions).

7.4   Available amounts

      For the purpose of Condition 5.14 the Note Trustee shall be deemed not to be satisfied that the Trustee will be in a position to discharge the liabilities referred in those Conditions unless, either:

      (a) the Trustee will have available to it sufficient cash in the Collection Account and sufficient Authorised Investments which will mature on or before the relevant


--------------------------------------------------------------------------------
                                                                         Page 15

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            Payment Date after making any other payments or provisions having priority in order of application under the applicable provisions of the Security Trust Deed; or

      (b) the Trustee has entered into a legally binding contract with an entity either whose long term unsecured and unguaranteed debt is rated AA- by S&P and Aa3 by Moody's or whose short term unsecured and unguaranteed debt securities are rated A-1 by S&P and P-1 from Moody's to provide sufficient cash on or before the relevant Payment Date to enable the Trustee to discharge the relevant liabilities.

7.5   Conflict of interests

      The Note Trustee shall, with respect to all the powers, trusts, authorities, duties and discretions vested in it by the Transaction Documents, except where expressly provided otherwise, have regard solely to the interests of the Class A Noteholders.

8.    Notice of Payment
------------------------------------------------------------------------------

      The Note Trustee shall give notice to the relevant Class A Noteholders in accordance with Condition 12 of the day fixed for any payment to them of amounts received by the Note Trustee under clause 16 of the Security Trust Deed. Those payments may be made in accordance with Condition 6 as appropriate (in the case of Definitive Notes) or in the name of the nominee of the Clearing Agency by wire transfer in immediately available funds to an account designated by such nominee to the order of the registered holder of the Class A Note (in the case of any Book-Entry Note) and payment of those amounts by the Note Trustee to the Principal Paying Agent for that purpose shall be a good discharge to the Note Trustee.

9.    Investment by Note Trustee
------------------------------------------------------------------------------

      Any amount which, under the trusts of this Deed ought to or may be invested by the Note Trustee, may be invested in the name or under the control of the Note Trustee in any Authorised Investments and the Note Trustee may at any time or times vary any Authorised Investments into other Authorised Investments and shall not be responsible for any loss due to depreciation in value or otherwise resulting from any Authorised Investments made by it.

10.   Partial Payments
------------------------------------------------------------------------------

      In the case of Definitive Notes, on any payment of amounts received by or on behalf of the Note Trustee under clause 16 of the Security Trust Deed (other than the payment in full against surrender of a Definitive Note) the Definitive Note in respect of which such payment is made shall be produced to the Note Trustee or the Paying Agent by or through whom such payment is made and the Note Trustee shall or shall cause the Paying Agent to enface on the Definitive Note a memorandum of the amount and the date of payment, but the Note Trustee may in any particular case dispense with that production and enfacement upon such indemnity and/or security being given to the Note Trustee by the recipient of the payment as the Note Trustee considers sufficient.


--------------------------------------------------------------------------------
                                                                         Page 16

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

11.   Covenants by the Trustee and Trust Manager
------------------------------------------------------------------------------

11.1  Covenants by the Trustee and Trust Manager

      Each of the Trustee and the Trust Manager undertakes to the Note Trustee, for itself and on behalf of the Class A Noteholders as follows in relation to the Trust for so long as any of the Class A Notes remain outstanding (except to the extent that the Note Trustee otherwise consents).

      (a) (Master Trust Deed covenants) It will comply with its covenants in clause 18, 22 or 29 of the Master Trust Deed (as the case may be).

      (b)   (Transaction Documents):

            (i) It will ensure that it complies with its obligations under the Transaction Documents.

            (ii) It will use its best endeavours to procure that each other party to a Transaction Document complies with and performs its obligations under that Transaction Document.

      (c) (Information) It will give to the Note Trustee a copy of any information relating to the Trust that the Note Trustee reasonably requests in connection with the exercise and performance of its powers and obligations under this deed.

      (d)   (Notify Events of Default)

            (i) It will promptly notify the Note Trustee in writing if, to the knowledge of its officers who are responsible for the administration of the Trust, it becomes actually aware of the occurrence of an Event of Default, Trustee's Default, Servicer Transfer Event, Title Perfection Event or Trust Manager's Default including full details (to the extent known, without making any enquiry) of that Event of Default, Trustee's Default, Servicer Transfer Event, Title Perfection Event or Trust Manager's Default (as the case may be).

            (ii) The Trustee will provide the Note Trustee with a certificate signed by an Authorised Signatory of the Trustee on each anniversary of this deed, and at any other time within 14 days of request by the Note Trustee, confirming:

                  (A) whether or not any Event of Default is subsisting of which it is actually aware;

                  (B) any other matter which is required to be notified to the Note Trustee under the Transaction Documents and which has not previously been so notified; and

                  (C) that the Trustee has complied with its obligations under this deed.

      (e)   (Listing) It will use its best endeavours to:

            (i) obtain and maintain the listing of the Class A Notes on the Official List of the UK Listing Authority (the Official List), and the admission of the Class A Notes to trading by the Stock Exchange (including compliance with the continuing obligations applicable to the Trustee by virtue of the


--------------------------------------------------------------------------------
                                                                         Page 17

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

                  admission of the Class A Notes to the Official List and to trading by the Stock Exchange) or, if it is unable to do so having used best endeavours, use best endeavours to obtain and maintain a quotation or listing of the Class A Notes on or by any other stock exchange or exchanges, securities market or markets, competent listing authority or authorities and/or quotation system or systems as the Trust Manager (with the prior written approval of the Note Trustee, that approval not to be unreasonably withheld or delayed) decides and following that quotation or listing enter into a deed supplemental to this Trust Deed to effect such consequential amendments to this deed necessary to comply with the requirements of any such stock exchange or exchanges, securities market or markets, competent listing authority or authorities and/or quotation system or systems; and

            (ii) procure that there will at all times be furnished to the UK Listing Authority (or to any other relevant stock exchange or exchanges, securities market or markets, competent listing authority or authorities and/or quotation system or systems) any information which the UK Listing Authority or other relevant stock exchange or exchanges, securities market or markets, competent listing authority or authorities and/or quotation system or systems, as the case may be, may require to be furnished in accordance with its requirements.

      (f) (Maintenance of Office or Agency) The Trustee will maintain in the Borough of Manhattan, The City of New York and in London, an office or agency where Class A Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Trustee in respect of the Class A Notes and this deed may be served. The Trustee hereby initially appoints the Principal Paying Agent to serve as its agent for the foregoing purposes. The Principal Paying Agent shall act solely for, and as agent of, the Trustee and shall not have any obligations towards or relationship or agency or trust with any other person in respect of its appointment under this sub-paragraph (f). The Trustee will give prompt written notice to the Note Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Trustee shall fail to maintain any such office or agency or shall fail to furnish the Note Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Trustee hereby appoints the Note Trustee as its agent to receive all such surrenders, notices and demands. If the conclusions of the ECOFIN Council Meeting of 26-27 November, 2000 are implemented, the Trustee will appoint and maintain a Paying Agent in a member state of the European Union that will not be obliged to withhold or deduct tax pursuant to any directive introduced to implement such conclusions.

      (g) (Agent Bank) It will procure that, so long as any of the Class A Notes remain outstanding, there will at all times be an Agent Bank.

      (h) (Change to Paying Agents or Agent Bank) It will give notice to the Class A Noteholders in accordance with the Agency Agreement and Condition 12 of:

--------------------------------------------------------------------------------
                                                                         Page 18

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            (i) any appointment, resignation or removal of any Paying Agent (other than the appointment of the initial Principal Paying Agent) or Agent Bank;

            (ii) any change to any Paying Agent's Paying Office (as defined in the Agency Agreement); or

            (iii) any change to the Agent Bank's Specified Office (as defined in the Agency Agreement).

      (i) (Notices) It will promptly give to the Note Trustee, or ensure that the Note Trustee receives, two copies of the form of every notice given to the Class A Noteholders in accordance with Condition 12.

      (j) (Annual Statement as to Compliance) The Trustee will deliver to the Note Trustee, within 120 days after the end of each fiscal year of the Trust (commencing on 30 June 2002), and otherwise in compliance with the requirements of section 314(a)(4) of the TIA, an Officer's Certificate stating that:

            (i) a review of the activities of the Trustee in respect of the Trust during such year and of performance under the Transaction Documents has been made under supervision of the person signing the Officer's Certificate (the Signatory); and

            (ii) to the best of the knowledge of the Signatory, based on the review referred to in paragraph (i), the Trustee has complied with all conditions and covenants under the Transaction Documents throughout the relevant year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to the Signatory of the nature and status of the default.

                  For the purposes of this clause 11.2(j) compliance shall be determined without regard to any period of grace or requirement of notice under the Transaction Documents.

      (k) (Opinions as to Trust Estate) On the Closing Date, the Trustee shall furnish to the Note Trustee an Opinion of Counsel (who may be of counsel for the Trustee) either stating that in the opinion of such counsel the Security Trust Deed and any other requisite documents has been properly recorded and filed so as to make effective the Security Interest intended to be created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to make such Security Interest effective.

            Within 120 days after the end of each fiscal year commencing on 30 June 2002 the Trustee shall furnish to the Note Trustee an Opinion of Counsel (who may be of counsel for the Trustee) either stating that in the opinion of such counsel such action has been taken with respect to the recording, filing, re-recording, and refiling of the Security Trust Deed and any other requisite documents as is necessary to maintain the Security Interest created by the Security Trust Deed, and reciting the details of such action, or stating that in the opinion of such counsel no such action is necessary to maintain such Security Interest.


--------------------------------------------------------------------------------
                                                                         Page 19

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (l)   (i)   The Trustee (or the Trust Manager on its behalf) shall deliver to the Principal Paying Agent on each Collection Determination
                  Date the Noteholders Report for the related Collection Period, with written instructions for the Principal Paying Agent to forward the Noteholders Report to each Class A Noteholder.

            (ii) Each Noteholder Report shall contain the information set out in Schedule 2.

12.   Remuneration of Note Trustee
------------------------------------------------------------------------------

12.1  Fee

      The Trustee shall pay to the Note Trustee a fee as agreed in a separate fee letter between them.

12.2  Additional Remuneration

      If the Note Trustee gives a notice under Condition 10 or it undertakes duties which it in its absolute discretion considers expedient or necessary under this deed, or which the Trustee requests it to undertake and which duties the Note Trustee, the Trust Manager and the Trustee agree to be of an exceptional nature or otherwise outside the scope of the normal duties of the Note Trustee under this deed, the Trustee shall pay to the Note Trustee any additional remuneration as they agree.

12.3  Costs, expenses

      (a) The Trustee shall also reimburse, pay or discharge all reasonable costs, charges, liabilities and expenses (including, without limitation, legal fees and expenses properly incurred and any value added or similar tax applicable thereto) and any stamp and other Taxes or duties paid by the Note Trustee in connection with properly undertaking its duties under the Transaction Documents and in connection with any legal proceedings brought by the Note Trustee to enforce any obligation under this deed or the Class A Notes. The Note Trustee shall not be reimbursed for any overhead or general operating expenses incurred by the Note Trustee.

      (b) Subject to clause 29 and without prejudice to the right of indemnity by law given to trustees, the Trustee indemnifies the Note Trustee and every other person properly appointed by it under this deed from and against all liabilities, losses, damages, costs, expenses (including, without limitation, legal fees and expenses properly incurred and any value added or similar tax applicable thereto), actions, proceedings, claims and demands incurred by or made against it or him in the execution of the trusts of this deed or of their powers or in respect of any matter or thing done or omitted in any way relating to this deed (other than arising from any breach of trust, fraud, wilful default or negligence by the Note Trustee or that person).


--------------------------------------------------------------------------------
                                                                         Page 20

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (c) The indemnities in this clause are obligations of the Trustee separate and independent from its obligations under the Class A Notes and apply irrespective of any time or indulgence granted by the Note Trustee or the Class A Noteholders from time to time and shall continue in full force and effect despite the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Trustee for a liquidated sum or sums in respect of amounts due under this deed (other than this clause) or the Class A Notes. Any deficiency will constitute a loss suffered by the Class A Noteholders and no proof or evidence of any actual loss shall be required by the Trustee or its liquidator.


12.4 Overdue rate

      All sums payable by the Trustee under clause 12.3 shall be payable by the Trustee on the next Payment Date in the order set out in the Series Notice or (if applicable) the Security Trust Deed and shall carry interest at the rate of LIBOR from the due date. Any amount payable shall carry interest at that rate from the due date to the date of actual payment.

12.5  Continuing obligation

      Unless otherwise specifically stated in any discharge relating to this deed the provisions of this clause shall continue in full force and effect notwithstanding such discharge.

13.   Note Trustee
------------------------------------------------------------------------------

13.1  Preferential Collection of Claims Against Trustee

      The Note Trustee shall comply with section 311(a) of the TIA, excluding any creditor relationship listed in section 311(b) of the TIA. A Note Trustee who has resigned or been removed shall be subject to section 311(a) of TIA to the extent required by the TIA.

13.2  Duties of Note Trustee

      (a) If an Event of Default has occurred and is subsisting, of which a Responsible Officer of the Note Trustee has actual knowledge, the Note Trustee shall exercise the rights and powers vested in it by this deed and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

      (b)   Except while an Event of Default subsists:

            (i) the Note Trustee undertakes to perform such duties and only such duties as are specifically set forth in this deed and no implied covenants or obligations shall be read into this deed against the Note Trustee; and

            (ii) in the absence of bad faith on its part, the Note Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Note Trustee and conforming to the requirements of this deed; however, the Note Trustee shall examine the certificates and opinions to determine

--------------------------------------------------------------------------------
                                                                         Page 21

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

                  whether or not they appear on their face to conform to the requirements of this deed.

      (c) The Note Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own wilful misconduct, except that:

            (i) this paragraph does not limit the effect of paragraph (a) of this clause; and

            (ii) the Note Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Note Trustee was negligent in ascertaining the pertinent facts.

      (d)   Section 315(d)(3) of the TIA is expressly excluded by this deed.


13.3  Obligations of Note Trustee

      The Note Trustee represents and warrants that it is duly qualified to assume its obligations under this deed and has obtained all necessary approvals required to perform its obligations under this deed.

13.4  Notice of Defaults

      (a) If an Event of Default occurs and is subsisting and the Note Trustee is actually aware of that Event of Default, the Note Trustee shall mail to each Class A Noteholder notice of the Event of Default within 90 days after becoming so aware.

      (b) Except in the case of a default in payment of principal of or interest on any Class A Note (including payments pursuant to the mandatory redemption provisions of that Class A Note), the Note Trustee may withhold the notice referred to in paragraph (a) if and so long as the board of directors, the executive committee or a trust committee of its directors in good faith determines that withholding the notice is in the interest of Class A Noteholders.

13.5  Rights of Note Trustee

      (a) The Note Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Note Trustee need not investigate any fact or matter stated in such document and shall not be responsible for the accuracy and/or completeness of any information supplied to it by the Trustee, the Trust Manager or any other person in connection with any of the Transaction Documents and shall not (save as otherwise provided herein) be liable or responsible for any losses to any person, howsoever caused, as a result of taking or omitting to take any action whatsoever in relation to any such documents, or otherwise.

      (b) Before the Note Trustee acts or refrains from acting, it may in its absolute discretion require an Officer's Certificate or an Opinion of Counsel. The Note Trustee shall not be liable for any action it takes, suffers or omits to take in good faith in reliance on the Officer's Certificate or Opinion of Counsel.

      (c) No provision of this deed shall require the Note Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties


--------------------------------------------------------------------------------
                                                                         Page 22

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


            hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or indemnity and/or security satisfactory to it against such risk or liability is not assured to it.

      (d) The Note Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this deed or the Class A Notes, shall not be accountable for the Trustee's use of the proceeds from the Class A Notes, and shall not be responsible for any statement of the Trustee in this deed or in any document issued in connection with the sale of the Class A Notes or in the Class A Notes.

      (e) The Note Trustee may in relation to this deed act on the advice or opinion of or any information obtained from any lawyer, valuer, accountant, banker, broker, credit-rating agency, lead manager or other expert whether obtained by the Trustee, the Note Trustee, the Trust Manager, the Servicer or otherwise and (provided, in the case of lawyers, etc. retained by the Note Trustee, that the Note Trustee exercises reasonable care in selecting those lawyers, etc.) shall not be liable to any party for any liability, loss, damage, cost, expense, action, proceedings, claims or demands, howsoever and by whomsoever incurred, as a result thereof.

      (f) Any advice, opinion or information including but not limited to advice, opinion or information from any lawyer, valuer, accountant, banker, broker, credit-rating agency or lead manager, whether obtained by the Trustee, the Note Trustee, the Trust Manager, the Servicer or otherwise, may be sent or obtained by letter, telex, telegram, e-mail, facsimile transmission or cable and the Note Trustee shall not be liable for acting on any such advice, opinion or information purporting to be conveyed by any such letter, telex, telegram, e-mail, facsimile transmission or cable although the same shall contain some error or shall not be authentic.

      (g) The Note Trustee may call for and shall be at liberty to accept as sufficient evidence of any fact or matter or the expediency of any transaction or thing a certificate signed by an Authorised Signatory of the Trustee or the Trust Manager (as the case may be) and the Note Trustee shall not be bound in any such case to call for further evidence or be responsible for any loss that may be occasioned by the Note Trustee acting on that certificate.


      (h) The Note Trustee is at liberty to hold or to place this deed and any other documents relating to this deed in any part of the world (other than Australia) with any banker or banking company or company whose business includes undertaking the safe custody of documents or lawyer or firm of lawyers reasonably considered by the Note Trustee in its absolute discretion to be of good repute and neither the Note Trustee nor the Security Trustee shall be responsible for or required to insure against any loss incurred in connection with any such deposit and may pay all sums required to be paid on account of or in respect of any such deposit.

      (i) The Note Trustee shall not be responsible for the application of the proceeds of the issue of any of the Class A Notes by the Trustee or any moneys borrowed by the Trustee under any Transaction Document or the exchange of any Book-Entry Note for any other Book-Entry Note or Definitive Note, as the case may be.

--------------------------------------------------------------------------------
                                                                         Page 23

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (j) The Note Trustee shall not be bound to give notice to any person of the execution of this deed or any of the Transaction Documents or any transaction contemplated hereby or thereby or to take any steps to ascertain whether any Event of Default has happened and, until it has actual knowledge or express notice to the contrary, the Note Trustee is entitled to assume that no Event of Default has happened and that the Trustee and each other party to any Relevant Document is observing and performing all the obligations on its part contained in the Class A Notes and under this deed or, as the case may be, the Security Trust Deed or any other Transaction Document to which it is a party.

      (k) Save as expressly otherwise provided in this deed or the Transaction Documents, the Note Trustee shall have absolute and uncontrolled discretion as to the exercise of the discretions vested in the Note Trustee by this deed and the Transaction Documents (the exercise of which as between the Note Trustee and the Class A Noteholders) shall be conclusive and binding on the Class A Noteholders but whenever the Note Trustee is under the provisions of this deed or the Transaction Documents bound to act at the request or direction of the Class A Noteholders, or any of them, the Note Trustee shall nevertheless not be so bound unless first indemnified and/or secured to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages, expenses (including, without limitation, legal fees and expenses and any value added or similar tax applicable thereto) and liabilities which it may incur by so doing.

      (l) Any consent or approval given by the Note Trustee for the purpose of this deed, the Conditions and any Transaction Document may be given on any terms and subject to any conditions as the Note Trustee in its absolute discretion thinks fit and despite anything to the contrary contained in this deed, any Transaction Document or the Conditions may be given retrospectively.

      (m) The Note Trustee shall not (unless and to the extent ordered so to do by a court of competent jurisdiction) be required to disclose to any Class A Noteholder or any Mortgagee, any confidential financial, price sensitive or other information made available to the Note Trustee by the Trustee or any other person in connection with the trusts of this deed and no Class A Noteholder shall be entitled to take any action to obtain from the Note Trustee any such information.

      (n) Where it is necessary or desirable for any purpose in connection with this deed to convert any sum from one currency to another it shall (unless otherwise provided by this deed or required by law) be converted at the rate or rates, in accordance with the method and as at the date for the determination of the rate of exchange, as may be agreed in writing by the Note Trustee in consultation with the Trustee and the Trust Manager as relevant and any rate, method and date so agreed shall be binding on the Trustee, the Class A Noteholders.

      (o) The Note Trustee may certify whether or not any of the events set out in paragraphs (b) to (e) of Condition 9 or any breach under clause 8 of the Security Trust Deed is in its opinion materially prejudicial to the interests of the relevant Class A


--------------------------------------------------------------------------------
                                                                         Page 24

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            Noteholders and may certify, in relation to the event set out in paragraph (a) of Condition 9 in relation to any payment of interest on the Class A Notes that the Trustee had, on the due date for payment of the amount of interest in question, sufficient cash to pay, in accordance with the provisions of the Series Notice or the Security Trust Deed, all interest (after payment of all sums which are permitted under the Series Notice or the Security Trust Deed to be paid in priority to or pari passu with them) and that certificate shall be conclusive and binding upon the Trustee, the Class A Noteholders. The Note Trustee shall have no liability to the Trustee, any Class A Noteholder or any other person in relation to any such certificate or in relation to any delay or omission in providing certificate. In giving any certificate relating to paragraph (a) of Condition 9, the Note Trustee may rely, without incurring any liability for so doing, on any determination made by any independent accountants of recognised standing in Australia and any such determination shall be conclusive and binding on the Trustee and the Class A Noteholders.

      (p) The Note Trustee shall not be bound to take any steps to ascertain whether any event, condition or act, the happening of which would cause a right or remedy to become exercisable by the Note Trustee under this deed or by the Trustee under any of the Transaction Documents has happened or to monitor or supervise the observance and performance by the Trustee or any of the other parties thereto of their respective obligations thereunder and, until it shall have actual knowledge or express notice to the contrary the Note Trustee shall be entitled to assume that no such event, condition or act has happened and that the Trustee and each of the other parties thereto are observing and performing all their respective obligations thereunder.

      (q) The Note Trustee shall not be responsible for recitals, statements, warranties or representations of any party contained in any Transaction Document or other document entered into in connection with it and shall assume its accuracy and correctness and its execution, legality, effectiveness, adequacy, genuineness, validity or enforceability or admissibility in evidence of that agreement or other document or any security constituted by them, and the Note Trustee may accept without enquiry, requisition or objection all title as the Trustee may have to any of the Mortgaged Property or as any other person may have to any other security charged from time to time to the Note Trustee and shall not be bound to investigate or make any enquiry in the title of the Trustee to any of the Mortgaged Property or the title of any other person to any other security charged from time to time to the Note Trustee whether or not any default or failure is or was known to the Note Trustee or might be, or might have been, discovered upon examination inquiry or investigation and whether or not capable of remedy. Notwithstanding the generality of the foregoing each Class A Noteholder is solely responsible for making its own independent appraisal of and investigation into the financial condition, creditworthiness, condition, affairs, status and nature of the Trustee and the Note Trustee shall not at any time have any responsibility for the same and no Class A Noteholder shall rely on the Note Trustee in that respect.

--------------------------------------------------------------------------------
                                                                         Page 25

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (r) The Note Trustee shall not be liable for any failure, omission or defect in or filing or procuring registration or filing of or otherwise protecting or perfecting the Security Trust Deed or the Mortgaged Property or any other security or failure to call for or delivery of documents of title to the Mortgaged Property or any other security or to require any further assurances in relation to any property or assets comprised in the Mortgaged Property or any other security.

      (s) The Note Trustee shall not be obliged (whether or not directed to do so by the Class A Noteholders) to direct the Security Trustee to perfect legal title to any Purchased Receivable Security if, in the sole opinion of the Note Trustee, that perfection would or might result in the Note Trustee becoming liable to or incurring any obligation to any Borrower under a Purchased Receivable Security and, in its sole opinion, there is or would be insufficient cash to discharge, in accordance with the provisions of the Security Trust Deed, that liability or obligations as and when they arise. Notwithstanding the generality of the foregoing, the Note Trustee shall have no responsibility or liability for the payment of any fees for the registration of any Receivable Security in Australia or for any related legal, administrative or other fees, costs and expenses (including, but not limited to, any proper disbursements and any value added tax).

      (t) The Note Trustee shall, as regards all the powers, trusts, authorities, duties and discretions vested in it by this deed, the Transaction Documents or the Class A Notes (including the Conditions), except where expressly provided otherwise have regard solely to the interests of the Class A Noteholders.

      (u) Without prejudice to the provisions of any Transaction Document, the Note Trustee shall not be under any obligation to insure any of the Mortgaged Property (or any other property) or any deeds or documents of title or other evidence relating to that property and shall not be responsible for any loss, expense or liability which may be suffered as a result of the lack of or inadequacy of any that insurance.

      (v) The Note Trustee shall not be responsible for any loss, expense or liability occasioned to the Mortgaged Property or any other property or in respect of all or any of the moneys which may stand to the credit of the Collection Account, from time to time however caused (including any bank, broker, depositary, warehouseman or other intermediary or any clearing system or its operator acting in accordance with or contrary to the terms of any of the Transaction Documents or otherwise), unless that loss is occasioned by the wilful neglect or misconduct or fraud, or breach of trust of the Note Trustee.

      (w) The Note Trustee has no responsibility whatsoever to the Trustee or any Class A Noteholder as regards any deficiency or additional payment, as the case may be, which might arise because the Note Trustee or the Trustee is subject to any Tax in respect of the Mortgaged Property, the Security Trust Deed or any other security or any income or any proceeds from them.


      (x) No provision of this deed requires the Note Trustee to do anything which may be illegal or contrary to applicable law or regulation or expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in


--------------------------------------------------------------------------------
                                                                         Page 26

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            the exercise of any of its rights or powers, if it has reasonable grounds to believe that repayment of those funds or adequate indemnity against that risk or liability is not assured to it. Without limitation nothing contained in this deed imposes any obligation on the Note Trustee to make any further advance to a Borrower or to borrow any moneys under a Transaction Document or to maintain, protect or preserve any moneys standing to the credit of the Collection Account.

      (y) The Note Trustee is not responsible for the genuineness, validity, effectiveness, sufficiency or suitability of any of the Transaction Documents or any of the Mortgages, Charges or other documents entered into in connection with them or any Mortgage Insurance Policy or any other document or any obligation or rights created or purported to be created by them or under them or any Security Interest or the priority constituted by or purported to be constituted by or pursuant to that Security Interest, nor shall it be responsible or liable to any person because of any invalidity of any provision of those documents or the unenforceability of those documents, whether arising from statute, law or decision of any court and (without limitation) the Note Trustee shall not be responsible for or have any duty to make any investigation in respect of or in any way be liable whatsoever for:


            (i) the nature, status, creditworthiness or solvency of any Borrower or any other person or entity who has at any time provided any security or support whether by way of Guarantee, Security Interest or otherwise in respect of any advance made to any Borrower;

            (ii) the execution, legality, validity, adequacy, admissibility in evidence or enforceability of any Mortgage or Loan or any other document entered into in connection with them;

            (iii) the title, ownership, value, sufficiency or existence of any
                  Land, Mortgaged Property, or any Mortgage Insurance Policy;

            (iv) the registration, filing, protection or perfection of any Mortgage or the priority of the security created under a Mortgage whether in respect of any initial advance or any subsequent advance or any other sums or liabilities;

            (v) the scope or accuracy of any representations, warranties or statements made by or on behalf of any Borrower in any application for any advance or in any Mortgage or Loan or in any document entered into in connection with them;

            (vi) the performance or observance by any Borrower or any other person of any provisions of any Mortgage or Loan or in any document entered into in connection with them or the fulfilment or satisfaction of any conditions contained in them or relating to them or as to the existence or occurrence at any time of any default, event of default or similar event contained in them or any waiver or consent which has at any time been granted in relation to any of the above;

            (vii) the existence, accuracy or sufficiency of any legal or other opinions, searches, reports, certificates, valuations or investigations delivered or obtained or required to be delivered or


--------------------------------------------------------------------------------
                                                                         Page 27

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


                  obtained at any time in connection with any Mortgage or Loan;

           (viii) the title of the Trustee to any Mortgage, Loan or other Mortgaged Property;

            (ix) the suitability, adequacy or sufficiency of any guidelines under which Loans are entered into or compliance with those guidelines or compliance with any applicable criteria for any further advances or the legality or ability or enforceability of the advances or the priority of the Mortgage in relation to the advances;

            (x) the compliance of the provisions and contents of and the manner and formalities applicable to the execution of the Mortgages and Loans and any documents connected with them or the making of any advance intended to be secured by them or with any applicable laws or regulations (including Consumer Credit Legislation);

            (xi) the failure by any Approved Seller, the Trustee, the Servicer or the Trust Manager to obtain or comply with any Authorisation in connection with the origination, sale, purchase or administration of any of the Mortgages or Loans or the making of any advances in connection with them or the failure to effect or procure registration of or to give notice to any person in relation to or otherwise protect the security created or purported to be created by or pursuant to any of the Mortgages or Loans or other documents entered into in connection with them;

            (xii) the failure to call for delivery of documents of title to or require any transfers, legal mortgages, charges or other further assurances in relation to any of the assets the subject matter of any of the Transaction Documents or any other document;

           (xiii) any accounts, books, records or files maintained by any Approved Seller, the Servicer, the Trustee, the Trust Manager or any other person in respect of any of the Mortgages or Loans; or

            (xiv) any other matter or thing relating to or in any way connected with any Mortgage or Loans or any document entered into in connection with them whether or not similar to the above.

      (z) The Note Trustee is not liable or responsible for any loss, cost, damages, expenses or inconvenience which may result from anything done or omitted to be done by it in accordance with the provisions of this deed, any Transaction Document or any other document or as a consequence of or in connection with it being held or treated as, or being deemed to be, a creditor, for the purposes of the Consumer Credit Legislation, in respect of any of the Mortgages.

      (aa) In connection with any proposed modification, waiver, authorisation or determination permitted by this deed, the Note Trustee shall not have regard to the consequences thereof for individual Class A Noteholders resulting from their being for any purpose domiciled or resident in, or otherwise connected with, or subject to, the jurisdiction of any particular territory.


--------------------------------------------------------------------------------
                                                                         Page 28

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (bb) The Note Trustee shall have no responsibility for the maintenance of any rating of the Class A Notes by a Designated Rating Agency or any other credit-rating agency or any other person.

      (cc) The Note Trustee has no liability whatsoever for any loss, cost, damage or expenses directly or indirectly suffered or incurred by the Trustee, any Class A Noteholder or any other person as a result of the delivery by the Note Trustee of a certificate, or the omission by it to deliver a certificate, to the Trustee as to material prejudice pursuant to Condition 9 on the basis of an opinion formed by it in good faith.

      (dd) The Note Trustee shall be under no obligation to monitor or supervise the functions of the Servicer from time to time under the terms of the Servicing Agreement or any other person under any other Transaction Document, including and is entitled, in the absence of actual knowledge of a breach of duty or obligation, to assume that the Servicer is properly performing its obligations in accordance with the provisions of the Servicing Agreement or that any other person is properly performing its obligations in accordance with each other Transaction Document, as the case may be.

      (ee) The Note Trustee acknowledges that the Trust Manager is responsible, under the Series Notice, for calculating all amounts referred to in clause 6.2 of the Series Notice (other than calculations required to be made by the Agent Bank under the Agency Agreement) and the Note Trustee has no liability in respect of these calculations other than as a result of the negligence, bad faith or wilful default of the Note Trustee.

      (ff) The Note Trustee shall not be liable to the Trustee, or any Class A Noteholder by reason of having accepted as valid or not having rejected any Definitive Note purporting to be such and subsequently found to be forged or not authentic and the Note Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence of the facts stated therein a certificate or letter of confirmation certified as true and accurate and signed on behalf of the Common Depositary or any common depositary for them or any person as the Note Trustee reasonably considers appropriate, or any form of record made by any of them to the effect that at any particular time or through any particular period any particular person is, was, or will be, shown in its records as entitled to a particular number of Class A Notes.

14.   Note Trustee's Liability
------------------------------------------------------------------------------

      Nothing in this deed shall in any case in which the Note Trustee has failed to show the degree of care and diligence required of it as trustee having regard to the provisions of this deed conferring on it any powers, authorities or discretions exempt the Note Trustee from or indemnify it against any liability for breach of trust or any liability which by virtue of any rule of law would otherwise attach to it in respect of any wilful misconduct, negligence, default, breach of duty or breach of trust of which it may be guilty in relation to its duties under this deed.

--------------------------------------------------------------------------------
                                                                         Page 29

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

15.   Delegation by Note Trustee
------------------------------------------------------------------------------

      (a) The Note Trustee may whenever it thinks fit delegate by power of attorney or otherwise to any person or persons for any period (whether exceeding one year or not) or indefinitely all or any of the trusts, powers and authorities vested in the Note Trustee by this deed and that delegation may be made upon any terms and subject to any conditions (including power to sub-delegate) and subject to any regulations as the Note Trustee may in the interests of the Class A Noteholders think fit.

      (b) If the Note Trustee exercises reasonable care in the selection of a delegate under paragraph (a), the Note Trustee shall not be in any way responsible for any loss incurred by reason of any misconduct or default on the part of any delegate or sub-delegate. The Note Trustee must within a reasonable time prior to any delegation or any renewal, extension or termination of any delegation give notice of it to the Trustee.

16.   Employment of Agent by Note Trustee
------------------------------------------------------------------------------

      The Note Trustee may in the conduct of the trusts of this deed instead of acting personally employ and pay an agent, whether being a lawyer or other professional person, to transact or concur in transacting any business and to do or concur in doing all acts required to be done in connection with the trusts of this deed. If the Note Trustee exercises reasonable care in the selection of that agent, the Note Trustee shall not in any way be responsible for any loss incurred by reason of any misconduct or default on the part of that agent.

      Any trustee of this deed which is a lawyer, accountant, broker or other person engaged in any profession or business is entitled to charge and be paid all usual professional and other charges for business transacted and acts done by him or his firm in connection with the trusts of this deed and also his reasonable charges in addition to disbursements for all other work and business done and all time spent by him or his firm in connection with matters arising in connection with this deed. Those charges will be for the account of the Note Trustee who shall be reimbursed by the Trustee under clause 12.

17.   Note Trustee Contracting with Trustee
------------------------------------------------------------------------------

      Neither the Note Trustee nor any director or officer of a corporation acting as a trustee under this deed, nor the Security Trustee, is by reason of its or their fiduciary position in any way precluded from entering into or being interested in any contract or financial or other transaction or arrangement with the Trustee or any other party to any of the Transaction Documents or any person or body corporate associated with the Trustee including any contract, transaction or arrangement of a banking or insurance nature or any contract, transaction or arrangement in relation to the making of loans or the provision of financial facilities to or the purchase, placing or underwriting of or subscribing or procuring subscriptions for or otherwise acquiring holding or dealing with the Class A Notes, or any of them, or any other bonds, stocks, shares, debenture stock, debentures, notes or other


--------------------------------------------------------------------------------
                                                                         Page 30

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      securities of the Trustee or any other party to any of the Transaction Documents or any related person or body corporate or from accepting or holding the trusteeship of any other trust deed constituting or securing any other securities issued by or relating to the Trustee or any other party to any of the Transaction Documents or any related person or body corporate or any other office of profit under the Trustee or any other party to any of the Transaction Documents or any related person or body corporate and shall be entitled to retain and shall not be in any way liable to account for any profit made or share of brokerage or commission or remuneration or other benefit received or in connection with any of those arrangements.

18.   Waiver
------------------------------------------------------------------------------

      (a) The Note Trustee may without prejudice to its rights in respect of any subsequent breach, condition, event or act from time to time and at any time (but only if, and in so far as, in its sole opinion the interests of any of the Class A Noteholders are not materially prejudiced), waive or authorise on any terms and subject to any conditions as it sees fit and proper:

            (i) any breach or proposed breach by the Trustee of any of the covenants or provisions contained in this deed or in the Class A Notes (including the Conditions) or any other Transaction Document; or

            (ii) determine that any condition, event or act which constitutes, or which with the giving of notice, the lapse of time or the issue of a certificate would constitute, but for that determination, an Event of Default shall not, or shall not subject to specified conditions, be so treated for the purposes of this deed, but the Note Trustee shall not exercise any powers conferred on it by this clause in contravention of any express direction given in writing by holders of Class A Notes representing at least 75% of the aggregate Invested Amount of the Class A Notes or by a request under Condition 10(d). No direction or request shall affect any waiver, authorisation or determination previously given or made.

      (b) Any waiver, authorisation or determination under this clause is binding on the Class A Noteholders and if, but only if, the Note Trustee so requires, shall be notified by the Trustee to the Class A Noteholders in accordance with Condition 12 as soon as practicable.

19.   Amendment
------------------------------------------------------------------------------

19.1  Approval

      The Note Trustee, the Trust Manager and the Trustee may, following giving notice to each Designated Rating Agency, by way of supplemental deed alter, add to or modify this deed (including this clause 19), the Conditions (other than the proviso in clause 33.2 or any provision of this deed or the Conditions referred to in that proviso) and this clause or any Transaction Document so long as that alteration, addition or modification is:


--------------------------------------------------------------------------------
                                                                         Page 31

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (a) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

      (b) in the opinion of the Note Trustee necessary to comply with the provisions of any law or regulation or with the requirements of any Government Authority;

      (c) in the opinion of the Note Trustee appropriate or expedient as a consequence of an amendment to any law or regulation or altered requirements of any Government Agency (including, without limitation, an alteration, addition or modification which is in the opinion of the Note Trustee appropriate or expedient as a consequence of the enactment of a law or regulation or an amendment to any law or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to the Trust); or

      (d) in the opinion of the Note Trustee neither materially prejudicial nor likely to be prejudicial to the interest of the Class A Noteholders as a whole or,

      and in the manner, and to the extent, permitted by the Transaction Documents.

19.2  Resolution of Class A Noteholders

      Where in the opinion of the Note Trustee a proposed alteration, addition or modification to this deed, other than an alteration, addition or modification referred to in clause 19.1, is materially prejudicial or likely to be materially prejudicial to the interest of Class A Noteholders as a whole or any class of Class A Noteholders, the Note Trustee, the Trust Manager and the Trustee may make that alteration, addition or modification if the same is sanctioned in writing by holders of at least 75% of the aggregate Invested Amount of the Class A Notes.

19.3  Distribution of amendments

      The Trust Manager shall distribute to all Class A Noteholders a copy of any amendments made under clause 19.1 or 19.2 under Condition 12 as soon as reasonably practicable after the amendment has been made.

19.4  Amendments binding

      Any amendment under this clause is binding on the Class A Noteholders.

19.5  Conformity with TIA

      For so long as this deed shall be qualified under the TIA, every amendment of this deed executed pursuant to this clause 19 shall conform to the requirements of the TIA as then in effect.

--------------------------------------------------------------------------------
                                                                         Page 32

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

20.   Class A Noteholders
------------------------------------------------------------------------------

20.1  Absolute Owner

      (a) The Trustee, the Trust Manager, the Security Trustee, the Note Trustee and any Paying Agent may treat the registered holders of any Definitive Note as the absolute owner of that Definitive Note (whether or not that Definitive Note is overdue and despite any notation or notice of ownership or writing on it or any notice of previous loss or theft of it or trust or other interest in it) for the purpose of making payment and for all purposes and none of the Trustee, the Trust Manager, the Security Trustee, the Note Trustee or the Paying Agents is affected by any notice to the contrary.

      (b) So long as the Class A Notes, or any of them, are represented by a Book-Entry Note, the Trustee, the Trust Manager, the Note Trustee and any Paying Agent may treat the person for the time being shown in the records of the Clearing Agency as the holder of any Class A Note as the absolute owner of that Class A Note and the Trustee, the Trust Manager, the Note Trustee and the Paying Agents are not affected by any notice to the contrary, but without prejudice to the entitlement of the registered holder of the Book-Entry Note to be paid principal and interest on the Book-Entry Note in accordance with its terms. Such person shall have no claim directly against the Trustee in respect of payment due on the Class A Notes for so long as the Class A Notes are represented by a Book-Entry Note and the relevant obligations of the Trustee will be discharged by payment to the registered holder of the Book-Entry Note in respect of each amount so paid.

      (c) Any payments by the Trustee to the registered holder of a Book-Entry Note or to an owner of a Class A Note under this clause will be a good discharge of the Trustee's payment obligations in respect thereto.

      (d) All payments made to the owner of an Class A Note under this clause (or, in the case of a Book-Entry Note, to or to the order of the registered holder of that Book-Entry Note) shall be valid and, to the extent of the sums so paid, effective to satisfy and discharge the liability for the moneys payable upon those Class A Notes.

      (e) Any instalment of interest or principal, payable on any Class A Note which is punctually paid or duly provided for by the Trustee to the Paying Agent on the applicable Payment Date or Maturity Date shall be paid to the person in whose name such Class A Note is registered on the Record Date, by cheque mailed first-class, postage prepaid, to such person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to clause 3.3, with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final instalment of principal payable with respect to such Class A Note on a Payment Date or Maturity Date and except for the redemption for any Class A Note called for redemption pursuant to Condition 5 which shall be payable as provided in paragraph (f).

--------------------------------------------------------------------------------
                                                                         Page 33

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (f) The principal of each Class A Note shall be payable on each Payment Date and the Maturity Date as set forth in the Conditions. The Principal Paying Agent shall notify the person in whose name a Class A Note is registered at the close of business on the Record Date preceding the Payment Date on which the Trustee expects that the final instalment of principal of and interest on such Class A Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Maturity Date and shall specify that such final instalment will be payable only upon presentation and surrender of such Class A Note and shall specify the place where such Class A Note may be presented and surrendered for payment of such instalment. Notices in connection with redemptions of Class A Notes shall be mailed to the Class A Noteholders as provided in clause 31.4.

20.2  Clearing Agency Certificate

      The Trustee, the Trust Manager and the Note Trustee may call for and shall be at liberty to accept and place full reliance on as sufficient evidence a certificate or letter or confirmation signed on behalf of any Clearing Agency or any form of record made by either of them to the effect that at any particular time or throughout any particular period any particular person is, was, or will be, shown in its records as entitled to a particular interest in a Book-Entry Note.

21.   Currency Indemnity
------------------------------------------------------------------------------

      Subject to this deed, the Trustee indemnifies the Note Trustee and the Class A Noteholders and keeps them indemnified against:

      (a) any loss or damage incurred by any of them arising from the non-payment by the Trustee of any US$ amount due to the Note Trustee or the relevant Class A Noteholders under this deed or the relevant Class A Notes by reason of any variation in the rates of exchange between those used for the purposes of calculating the amount due under a judgment or order in respect of that payment, which amount is expressed in a currency other than US$, and under which the Note Trustee, the Class A Noteholders do not have an option to have that judgment or order expressed in US$, and those prevailing at the date of actual payment by the Trustee; and

      (b) any deficiency arising or resulting from any variation in rates of exchange between:

            (i) the date (if any) as of which the non-US$ currency equivalent of the US$ amounts due or contingently due under this deed (other than this clause) or in respect of the relevant Class A Notes is calculated for the purposes of any bankruptcy, insolvency or liquidation of the Trustee; and

            (ii) the final date for ascertaining the amount of claims in that bankruptcy, insolvency or liquidation provided that in that bankruptcy, insolvency or liquidation claims are required to be made in a currency other than US$.

--------------------------------------------------------------------------------
                                                                         Page 34

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            The amount of that deficiency shall not be reduced by any variation in rates of exchange occurring between that final date and the date of any distribution of assets in connection with that bankruptcy, insolvency or liquidation.

      (c) The indemnities in this clause are obligations of the Trustee separate and independent from its obligations under the Class A Notes and apply irrespective of any time or indulgence granted by the Note Trustee or the Class A Noteholders from time to time and shall continue in full force and effect despite the judgment or filing of any proof or proofs in any bankruptcy, insolvency or liquidation of the Trustee for a liquidated sum or sums in respect of amounts due under this deed (other than this clause) or the Class A Notes. Any deficiency will constitute a loss suffered by the Class A Noteholders and no proof or evidence of any actual loss shall be required by the Trustee or its liquidator.

22.   New Note Trustees
------------------------------------------------------------------------------

22.1  Appointment by Trustee

      The Trustee may on the recommendation of the Trust Manager at any time appoint a new note trustee of this deed who has previously been approved in writing by holders of at least 75% of the aggregate Invested Amount of the Class A Notes. One or more persons may hold office as note trustee or note trustees of this deed but that note trustee or note trustees must be or include a Trust Corporation. Whenever there are more than two note trustees of this deed the majority of those note trustees are competent to execute and exercise all the duties, powers, trusts, authorities and discretions vested in the Note Trustee by this deed if a Trust Corporation is included in that majority.

22.2  Appointment by Note Trustee

      (a) The Note Trustee may, on 30 days prior written notice to the Trustee and Trust Manager, appoint any person established or resident in any jurisdiction (whether a Trust Corporation or not) to act either as a separate note trustee or as a co-note trustee jointly with the Note
            Trustee:

            (i) if the Note Trustee considers that appointment to be in the interests of the Class A Noteholders;

            (ii) for the purposes of conforming to any legal requirements, restrictions or conditions in any jurisdiction in which any particular act or acts is or are to be performed; or

            (iii) for the purposes of obtaining a judgment in any jurisdiction or the enforcement in any jurisdiction of either a judgment already obtained or any of the provisions of this deed against the Trustee.


      (b) Subject to the provisions of this deed, a person appointed under paragraph (a) has all trusts, powers, authorities and discretions (not exceeding those conferred on the Note Trustee by this deed) and all duties and obligations conferred or imposed by the instrument of appointment. All rights, powers, duties and obligations conferred


--------------------------------------------------------------------------------
                                                                         Page 35

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            or imposed upon the Note Trustee shall be conferred or imposed upon and exercised or performed by the Note Trustee and such separate note trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorised to act separately without the Note Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Note Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Note Trustee.

      (c) The Note Trustee may remove any person appointed under this clause. The reasonable remuneration of any person appointed under this clause together with any costs, charges and expenses properly incurred by it in performing its function as note trustee or co-note trustee will be costs, charges and expenses incurred by the Note Trustee under this deed.

22.3  Notice

      (a) The Trustee or the Trust Manager on its behalf shall notify the Principal Paying Agent and the Class A Noteholders in writing of any appointment of a new note trustee or any retirement or removal of an existing note trustee of this deed as soon as practicable after becoming aware of that appointment, retirement or removal.

      (b) The Trustee or the Trust Manager on its behalf shall notify each Designated Rating Agency in writing of any appointment of a new note trustee or its retirement or removal as soon as practicable.

23.   Note Trustee's Retirement and Removal
------------------------------------------------------------------------------

23.1  Removal by Trustee

      The Trustee (or the Trust Manager on its behalf after advising the Trustee) may at any time terminate the appointment of the Note Trustee by giving written notice to that effect to each Designated Rating Agency and the Note Trustee with effect immediately on that notice, if any of the following occurs in relation to the Note Trustee:

      (a)   an Insolvency Event has occurred in relation to the Note Trustee;

      (b) the Note Trustee has ceased its business (subject only to clause 23.6(b));

      (c) the Note Trustee has failed to remedy, within fourteen days after written notice by the Trustee or Trust Manager, any material breach of this deed on the part of the Note Trustee; or

      (d) the Note Trustee fails to satisfy any obligation imposed on it under the TIA with respect to the Trust or this deed or comply with clause 23.6.

--------------------------------------------------------------------------------
                                                                         Page 36

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

23.2  Removal by Class A Noteholders

      The Class A Noteholders may resolve by written consent of the holders of at least 75% of the aggregate Invested Amount of Class A Notes to require the Trustee (or the Trust Manager on its behalf) to remove the Note Trustee or note trustees for the time being of this deed.

23.3  Resignation

      Subject to this clause 23, the Note Trustee may resign its appointment under this deed at any time by giving to the Trustee, the Trust Manager and each Designated Rating Agency not less than 3 months written notice to that effect, which notice shall expire not less than 30 days before nor 30 days after any due date for payment of any Class A Notes.

23.4  Rating Agencies confirmation

      Any resignation or removal of the Note Trustee and appointment of a successor note trustee will not become effective until acceptance of the appointment by that successor note trustee and confirmation by the Designated Rating Agencies that such appointment will not cause a downgrading, qualification or withdrawal of the then current ratings of the Class A Notes.

23.5  Trust Corporation

      The Trustee undertakes that if the only Note Trustee which is a Trust Corporation retires or is removed it will use its best endeavours to appoint a new note trustee of this deed which is a Trust Corporation as soon as reasonably practicable. The retirement or removal of any Note Trustee shall not become effective until a successor Note Trustee which is a Trust Corporation is appointed.

23.6  Successor to Note Trustee

      (a) On the execution by the Trustee, the Trust Manager and any successor Note Trustee of an instrument effecting the appointment of that successor Note Trustee, that successor Note Trustee shall, without any further act, deed or conveyance, become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of the predecessor Note Trustee with effect as if originally named as Note Trustee in this deed and that predecessor Note Trustee, on payment to it of the pro rata proportion of its fee and disbursements then unpaid (if any), shall have no further liabilities under this deed, except for any accrued liabilities arising from or relating to any act or omission occurring prior to the date on which the successor Note Trustee is appointed.

      (b)   Any corporation:

            (i)   into which the Note Trustee is merged;

            (ii)  with which the Note Trustee is consolidated;

            (iii) resulting from any merger or consolidation to which the Note
                  Trustee is a party;

            (iv) to which the Note Trustee sells or otherwise transfers all or substantially all the assets of its corporate trust business,

--------------------------------------------------------------------------------
                                                                         Page 37

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

                  shall, on the date when that merger, conversion, consolidation, sale or transfer becomes effective and to the extent permitted by applicable law, become the successor Note Trustee under this deed without the execution or filing of any agreement or document or any further act on the part of the parties this deed, unless otherwise required by the Trustee or the Trust Manager, and after that effective date all references in this deed to the Note Trustee shall be references to that corporation.

23.7  Eligibility; Disqualification

      (a)   The Note Trustee shall at all times satisfy the requirements of section 310(a) of the TIA.

      (b) The Note Trustee shall have a combined capital and surplus (as those terms are used in the TIA) of at least US$50,000,000 as set forth in its most recent published annual report of condition.

      (c) The Note Trustee shall comply with section 310(b) of the TIA provided that any indenture or indentures under which other securities of the Trustee are outstanding shall be excluded from the operation of section 310(b)(1) of the TIA for the purposes of paragraph (b) if the requirements for such exclusion set out in section 310(b)(1) of the TIA are met.

24.   Note Trustee's Powers Additional
------------------------------------------------------------------------------

      The powers conferred upon the Note Trustee by this deed shall be in addition to any powers which may from time to time be vested in the Note Trustee by the general law or as a holder of any of the Class A Notes.

25.   Severability of Provisions
------------------------------------------------------------------------------

      Any provision of this deed which is prohibited or unenforceable in any jurisdiction is ineffective as to that jurisdiction to the extent of the prohibition or unenforceability. That does not invalidate the remaining provisions of this deed nor affect the validity or enforceability of that provision in any other jurisdiction.

26.   Notices
------------------------------------------------------------------------------

26.1  General

      All notices, requests, demands, consents, approvals, agreements or other communications to or by a party to this deed:

      (a)   must be in writing;

      (b)   must be signed by an Authorised Signatory of the sender; and

      (c)   will be taken to be duly given or made:

--------------------------------------------------------------------------------
                                                                         Page 38

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            (i) (in the case of delivery in person or by post) when delivered, received or left at the address of the recipient shown in clause 26.2 or to any other address which it may have notified by the recipient to the sender;

            (ii) (in the case of facsimile transmission) on receipt of a transmission report confirming successful transmission to the number shown in clause 26.2 or any other number notified by the recipient to the sender under this clause 26; and

            (iii) (in the case of a telex) on receipt by the sender of the answerback code of the recipient at the end of transmission to the number shown in clause 26.2 or any other number notified by the recipient to the sender under this clause 26,

            but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4.00 pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place.

26.2  Details

      The address, facsimile and telex of each party at the date of this deed are as follows:

      The Trustee

      WESTPAC SECURITIES ADMINISTRATION LIMITED

      Level 4, Endeavour House
      50 Pitt Street
      SYDNEY  NSW  2000

      Tel:        612 9260 7010
      Fax:        612 9220 4113

      Attention:  Trustee Securitisation Manager

      The Trust Manager

      WESTPAC SECURITISATION MANAGEMENT PTY LIMITED

      Level 6
      60 Martin Place
      SYDNEY  NSW  2000

      Tel:        612 9284 9369
      Fax:        612 9284 8295

      Attention:  Securitisation Trust Manager

      Copy to:    Martin Morgado
                  C/- Westpac Banking Corporation
                  575 Fifth Avenue
                  39th Floor
                  New York  N.Y.  10023

--------------------------------------------------------------------------------
                                                                         Page 39

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      The Principal Paying Agent

      CITIBANK, N.A., LONDON BRANCH

      5 Carmelite Street
      London

      EC4Y 0PA

      Fax:        44 207 508 8373

      Attention:  Agency & Trust

      The Note Trustee

      CITIBANK, N.A., LONDON BRANCH

      Cottons Centre
      Hays Lane

      London SE1 2QT

      Fax:        44 207 500 5877

      Attention:  Agency & Trust

27.   Governing Law and Jurisdiction
------------------------------------------------------------------------------

      This deed is governed by the laws of New South Wales. Each party submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

28.   Counterparts
------------------------------------------------------------------------------

      This deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

29.   Limited Recourse
------------------------------------------------------------------------------

29.1  General

      Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Trust Manager under this deed.

29.2  Liability of Trustee limited to its right to indemnity

      (a) The Trustee enters into this deed only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with this deed or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Trustee is actually indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this deed and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this deed or the Trust.

--------------------------------------------------------------------------------
                                                                         Page 40

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (b) The parties other than the Trustee may not sue the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

      (c) The provisions of this clause 29 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification out of the Assets of the Trust as a result of the Trustee's fraud, negligence or breach of trust.

      (d) Without affecting any limit or exclusion of liability in relation to the duties, powers or obligations under the Transaction Documents of any of the Trust Manager, the Servicer, the Currency Swap Providers, the Note Trustee, the Principal Paying Agent, the other Paying Agents, the Note Registrar or the Agent Bank (each a Relevant Party), it is acknowledged that each Relevant Party is responsible under this deed and the other Transaction Documents for performing a variety of respective obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this deed) will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (c) to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this deed or the relevant Transaction Documents, but excluding any Relevant Party) to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Trustee and for whom the Trustee is responsible under this deed or the relevant Transaction Documents, but excluding any Relevant Party).

      (e) No attorney, agent, receiver or receiver and manager appointed in accordance with this deed or any other Transaction Documents (including a Relevant Party) has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Trustee for the purpose of sub-paragraph (c), if the Trustee has exercised reasonable care in the selection and supervision of such a person.

29.3  Unrestricted remedies

      Nothing in clause 29.2 limits any party (other than the Trustee) in:

      (a) obtaining an injunction or other order to restrain any breach of this deed by any party;

      (b)   obtaining declaratory relief; or

      (c)   in relation to its rights under the Security Trust Deed.

--------------------------------------------------------------------------------
                                                                         Page 41

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

29.4  Restricted remedies

      Except as provided in clauses 29.2 and 29.3, no Paying Agent shall:

      (a) (judgment) obtain a judgment for the payment of money or damages by the Trustee;

      (b) (statutory demand) issue any demand under s459E(1) of the Corporations Act (or any analogous provision under any other law) against the Trustee;

      (c)   (winding up) apply for the winding up or dissolution of the Trustee;

      (d) (execution) levy or enforce any distress or other execution to, on, or against any assets of the Trustee;

      (e) (court appointed receiver) apply for the appointment by a court of a receiver to any of the assets of the Trustee;

      (f) (set-off or counterclaim) exercise or seek to exercise any set-off or counterclaim against the Trustee; or

      (g) (administrator) appoint, or agree to the appointment, of any administrator to the Trustee,

            or take proceedings for any of the above and each Paying Agent waives its rights to make those applications and take those proceedings.

30.   Successor Trustee
------------------------------------------------------------------------------

      The Note Trustee shall do all things reasonably necessary to enable any successor Trustee appointed under clause 24 of the Master Trust Deed to become the Trustee under this deed.

31.   Class A Noteholders' Lists and Reports
------------------------------------------------------------------------------

31.1  Provision of information

      The Trustee will furnish or cause to be furnished to the Note Trustee:

      (a) every six months (with the first six month period commencing on the Closing Date) (each such date being a Notice Date), a list, in such form as the Note Trustee may reasonably require, of the names and addresses of the Class A Noteholders as of the Record Date immediately preceding that Notice Date; and

      (b) at such other times as the Note Trustee may request in writing, within 30 days after receipt by the Trustee of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished, provided that so long as:

      (c)   the Note Trustee is the Note Registrar; or

      (d)   the Class A Notes are Book-Entry Notes,

      no such list shall be required to be furnished.

--------------------------------------------------------------------------------
                                                                         Page 42

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


31.2  Preservation of Information; Communications to Class A Noteholders

      (a) The Note Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Class A Noteholders contained in the most recent list (if any) furnished to the Note Trustee as provided in clause 31.1 and, so long as it continues to act as Note Registrar, the names and addresses of Class A Noteholders received by the Note Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in such clause 31.1 upon receipt of a new list so furnished.

      (b) Class A Noteholders may communicate pursuant to section 312(b) of the TIA with other Class A Noteholders with respect to their rights under this Deed or under the Class A Notes.

      (c) The Trustee, Note Trustee and Note Registrar shall have the protection of section 312(c) of the TIA.

31.3  Reports by Note Trustee

      If required by section 313(a) of the TIA, within 60 days after each 30 June, beginning with 30 June 2002, the Note Trustee shall mail to each Class A Noteholder and the Trustee as required by section 313(c) of the TIA a brief report dated as of such date that complies with section 313(a) of the TIA. The Note Trustee also shall comply with section 313(b) of the TIA. A copy of each report at the time of its mailing to Class A Noteholders shall be filed by the Note Trustee with the Commission and each stock exchange, competent listing authority and/or quotation system, if any, on or by which the Class A Notes are then listed. The Trust Manager on behalf of the Trustee shall notify the Note Trustee in writing if and when the Class A Notes are listed on or by any stock exchange, competent listing authority and/or quotation system.

31.4  Notices to Class A Noteholders; Waiver

      Where this deed provides for notice to Class A Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Class A Noteholder affected by such event, at his or her address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Class A Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Class A Noteholder shall affect the sufficiency of such notice with respect to other Class A Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

      Where this deed provides for notice in any manner, such notice may be waived in writing by any person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Class A Noteholders shall be filed with the Note Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

      In case, by reason of the suspension of regular mail services as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Class A


--------------------------------------------------------------------------------
                                                                         Page 43

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      Noteholders when such notice is required to be given pursuant to any provision of this deed, then any manner of giving such notice as the Trustee shall direct the Note Trustee shall be deemed to be a sufficient giving of such notice.

31.5  Reports by Trustee

      The Trustee shall:

      (a) file with the Note Trustee, within 15 days after the Trustee is required to file the same with the Commission, copies in English of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Trustee may be required to file with the Commission pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934, as amended;

      (b) file with the Note Trustee and the Commission in accordance with rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Trustee with the conditions and covenants of this deed as may be required from time to time by such rules and regulations; and

      (c) supply to the Note Trustee (and the Note Trustee shall transmit by mail to all Class A Noteholders described in section 313(c) of the
            TIA) such summaries of any information, documents and reports required to be filed by the Trustee pursuant to clauses (a) and (b) of this clause 31.5 as may be required by rules and regulations prescribed from time to time by the Commission.

32.   Trust Indenture Act - Miscellaneous
------------------------------------------------------------------------------

32.1  Compliance Certificates and Opinions, etc

      (a) Upon any application or request by the Trustee to the Note Trustee to take any action under any provision of this deed, the Trustee shall furnish to the Note Trustee:

            (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this deed relating to the proposed action have been complied with;

            (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with; and

            (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of section 314(c)(3) of the TIA, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this deed, no additional certificate or opinion need be furnished.

      (b)   (i)   Prior to the deposit of any property or securities with the
                  Trustee that is to be made the basis for the release of any property or securities subject to the Security Interest created by the Security Trust Deed, the Trustee shall, in

--------------------------------------------------------------------------------
                                                                         Page 44

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


                  addition to any obligation imposed in clause 32.1(a) or elsewhere in this deed, furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) of the property or securities to be so deposited.

            (ii) Whenever any property or securities are to be released from the Security Interest created by the Security Trust Deed, the Trustee shall also furnish to the Note Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under the Security Trust Deed in contravention of the provisions of the Security Trust Deed or this deed.

            (iii) Whenever the Trustee is required to furnish to the Note
                  Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in paragraphs (i) and (ii), the Trustee shall also furnish to the Note Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property or securities deposited or released from the Security Interest created by the Security Trust Deed since the commencement of the then current calendar year, as set forth in the certificate required by clause (ii) and this clause
                  (iii), equals 10% or more of the Total Invested Amount of the Notes, but such certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than US$25,000 or less than one percent of the then Total Invested Amount of the Notes.

                  Notwithstanding any other provision of this clause, the Trustee may:

                  (A) collect, liquidate, sell or otherwise dispose of Receivables or other Assets of the Trust as and to the extent permitted or required by the Transaction Documents; and

                  (B) make cash payments out of the Collection Account or the US$ Account as and to the extent permitted or required by the Transaction Documents.

      (c) Every Officer's Certificate or opinion with respect to compliance with a condition or covenant provided for in this deed shall include:

            (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

            (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

--------------------------------------------------------------------------------
                                                                         Page 45

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (iv) a statement as to whether, in the opinion of each such signatory such condition or covenant has been complied with.

32.2  Undertaking for Costs

      (a) Subject to paragraph (b), all parties to this deed agree, and each Class A Noteholder by such Class A Noteholder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this deed, or in any suit against the Note Trustee for any action taken, suffered or omitted by it as the Note Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defences made by such party litigant.

      (b)   The provisions of this clause shall not apply to:

            (i)   any suit instituted by the Note Trustee;

            (ii) any suit instituted by any Class A Noteholder, or group of Class A Noteholders in each case holding in the aggregate more than 10% of the aggregate Invested Amount of the Class A Notes; or

            (iii) any suit instituted by any Class A Noteholder for the enforcement of the payment of principal or interest on any Class A Note on or after the respective due dates expressed in such Class A Note and in this deed (or, in the case of final redemption of a Class A Note, on or after the Final Maturity
                  Date).

32.3  Exclusion of section 316

      (a)   Section 316(a)(1) of the TIA is expressly excluded by this deed.

      (b) For the purposes of section 316(a)(2) of the TIA in determining whether any Class A Noteholders have concurred in any relevant direction or consent, Notes owned by the Trustee or by any Associate of the Trustee, shall be disregarded, except that for the purposes of determining whether the Note Trustee shall be protected in relying on any such direction or consent, only Class A Notes which the Note Trustee knows are so owned shall be so disregarded.

32.4  Unconditional Rights of Class A Noteholders to Receive Principal and
      Interest

      Notwithstanding any other provisions in this deed, any Class A Noteholder shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Class A Note on or after the respective due dates thereof expressed in such Class A Note or in this deed (or, in the case of final redemption of a Class A Note, on or after the Final Maturity Date) and to institute suit for the enforcement of any such


--------------------------------------------------------------------------------
                                                                         Page 46

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      payment, and such right shall not be impaired without the consent of such Class A Noteholder, except to the extent that the institution or prosecution thereof or the entry of judgment therein would, under applicable law, result in the surrender, impairment, waiver, or loss of the Security Interest created by the Security Trust Deed upon any property subject to such Security Interest.

32.5  Conflict with Trust Indenture Act

      If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this indenture by any of the provisions of the Trust Indenture Act, such required provision shall prevail.

      The provisions of section 310 to 317 (inclusive) of the TIA that impose duties on any person (including the provisions automatically deemed included herein unless expressly excluded by this deed) are a part of and govern this deed, whether or not contained herein.

33.   Consent of Class A Noteholders
------------------------------------------------------------------------------

33.1  General

      Except as expressly provided in elsewhere in this deed or in clause 33.2 below, any action that may be taken by the Class A Noteholders under this deed may be taken by registered holders of not less than a majority of the aggregate Invested Amount of Class A Notes.

33.2  Special Written Approvals

      (a) The following matters are only capable of being effected by the approval in writing of holders of at least 75% of the aggregate Invested Amount of the Class A Notes, namely:

            (i) modification of the date fixed for final maturity of the Class A Notes;

            (ii) reduction or cancellation of the principal payable on the Class A Notes or any alteration of the date or priority of redemption of the Class A Notes;

            (iii) alteration of the amount of interest payable on any class of the Class A Notes or modification of the method of calculating the amount of interest payable on the Class A Notes or modification of the date of payment of or interest payable on the Class A Notes;

            (iv) alteration of the currency in which payments under the Class A Notes are to be made;

            (v) altering the required percentage of aggregate Invested Amount required to consent or take any action of the Class A Notes;

            (vi)  alteration of this sub-paragraph.

      (b) The Noteholders shall in addition to the powers given under this deed have the following powers if approval is given by holders of at least 75% of the aggregate Invested Amount of the Class A Notes:

--------------------------------------------------------------------------------
                                                                         Page 47

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            (i) power to sanction any compromise or arrangement proposed to be made between the Trustee and the Class A Noteholders;

            (ii) power to sanction any abrogation, modification, compromise or arrangement in respect of the rights of the Class A Noteholders or the Class B Noteholders, as the case may be, against the Trustee or against any of its property or against any other person whether such rights shall arise under these presents, any of the Notes or otherwise;

            (iii) power to assent to any modification of the provisions contained in these presents, the Class A Notes (including the Conditions) or the provisions of any of the Relevant Documents which shall be proposed by the Trustee or the Note Trustee;

            (iv) power to give any authority or sanction which under the provisions of these presents or the Class A Notes (including the Conditions) is required to be given by, in writing by holders of at least 75% of the aggregate Invested Amount of the Class A Notes;

            (v) power to approve of a person to be appointed a trustee and power to remove any trustee or trustees for the time being under this deed;

            (vi) power to discharge or exonerate the Note Trustee from all liability in respect of any act or omission for which the Note Trustee may have become responsible under this deed or under the Class A Notes;

            (vii) power to authorise the Note Trustee to concur in and execute and do all such deeds, instruments, acts and things as may be necessary to carry out and give effect to the approval in writing by holders of at least 75% of the aggregate Invested Amount of the Class A Notes;

           (viii) power to sanction any scheme or proposal for the exchange or sale of the Class A Notes for, or the conversion of the Class A Notes into, or the cancellation of the Class A Notes in consideration of shares, stock, notes, bonds' debentures, debenture stock and/or other obligations and/or securities of the Trustee or of any other company formed or to be formed, or for or into or in consideration of cash, or partly for or into or in consideration of such shares, stock, notes, bonds, debenture stock and/or other obligations and/or securities as aforesaid and partly for or into or in consideration of cash.

33.3  Requirement for writing

      Except as expressly provided elsewhere in this deed, all notices and consents from Class A Noteholders and Class A Note Owners shall be delivered in writing. Any solicitation of such notices or consent shall be in writing and be delivered by the Trustee, Trust Manager or Note Trustee, as applicable, seeking such notice or consent form the Class A Noteholders or Class A Note Owners to the Principal Paying Agent, who shall deliver the foregoing to the appropriate Class A Noteholders or Class A Note Owners. With respect to any solicitation of approval of Class A Noteholders, the record date for determining Class A Noteholders


--------------------------------------------------------------------------------
                                                                         Page 48

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      with respect to such solicitation shall be the date upon which the Principal Paying Agent distributes such notices or solicitation to the Class A Noteholders.

34.   Information memorandum
------------------------------------------------------------------------------

      The Note Trustee has no responsibility for any statement or information in or omission from any information memorandum, advertisement, circular or other document issued by or on behalf of the Trustee or Trust Manager, including in connection with the issue of Notes. Neither the Trustee nor the Trust Manager may publish or permit to be published any such document in connection with the offer of Notes or an invitation for subscriptions for Notes containing any statement which makes reference to the Note Trustee without the prior written consent of the Note Trustee, which consent must not be unreasonably withheld. In considering whether to give its consent, the Note Trustee is not required to take into account the interests of the Class A Noteholders.

EXECUTED as a deed.

Each attorney executing this deed states that he has no notice of revocation or suspension of his power of attorney.

TRUSTEE

 SIGNED SEALED and DELIVERED      )
 on behalf of                     )
 WESTPAC SECURITIES               )
 ADMINISTRATION LIMITED           )
 by its attorney                  )
 in the presence of:              )  /s/ A. Johnson
                                     -------------------------------
                                     Signature

 /s/ John Hopkins                    A. Johnson
 ----------------------------------  -------------------------------
 Witness                             Print name

 John Hopkins                        Date signed:  6th March 2002
 ----------------------------------
 Print name
                                     Time signed:  17:40

                                     Place signed:  Westpac Banking
                                     Corporation
                                     63 St. Mary Axe
                                     London EC3A 8LE

--------------------------------------------------------------------------------
                                                                         Page 49

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------



TRUST MANAGER

 SIGNED SEALED and DELIVERED      )
 on behalf of                     )
 WESTPAC SECURITISATION           )
 MANAGEMENT PTY LIMITED           )
 by its attorney                  )
 in the presence of:              )  /s/ A. Johnson
                                     -------------------------------
                                     Signature

 /s/ John Hopkins                    A. Johnson
 ----------------------------------  -------------------------------
 Witness                             Print name

 John Hopkins                        Date signed:  6th March 2002
 ----------------------------------
 Print name

                                     Time signed:  17:39

                                     Place signed:  Westpac Banking
                                     Corporation
                                     63 St. Mary Axe
                                     London EC3A 8LE


NOTE TRUSTEE

 SIGNED SEALED and DELIVERED by   )
 CITIBANK, N.A., LONDON BRANCH:   )

 /s/ Mark O'Hare                     /s/ David J. Mares
 ----------------------------------  -------------------------------
 Authorised Signatory                Authorised Signatory

 Mark O'Hare                         David J. Mares
 ----------------------------------  -------------------------------
 Print name                          Print name

 Date signed:  5th March 2002        Date signed:  5th March 2002

 Time signed:  6:10 p.m.             Time signed:  6:12 p.m.

 Place signed:  Citibank N.A.        Place signed:  Citibank N.A.
                Cottons Centre                      Cottons Centre
                Hays Lane                           Hays Lane
                London SE1 2QT                      London SE1 2QT



--------------------------------------------------------------------------------
                                                                         Page 50

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------



PRINCIPAL PAYING AGENT

 SIGNED SEALED and DELIVERED by   )
 CITIBANK, N.A., LONDON BRANCH:   )

 /s/ Mark O'Hare                     /s/ David J. Mares
 ----------------------------------  -------------------------------
 Authorised Signatory                Authorised Signatory

 Mark O'Hare                         David. J. Mares
 ----------------------------------  -------------------------------
 Print name                          Print name

 Date signed:  5th March 2002        Date signed:  5th March 2002

 Time signed:  6:11 p.m.             Time signed:  6:13 p.m.

 Place signed:  Citibank N.A.        Place signed:  Citibank N.A.
                Cottons Centre                      Cottons Centre
                Hays Lane                           Hays Lane
                London SE1 2QT                      London SE1 2QT





--------------------------------------------------------------------------------
                                                                         Page 51

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------





SCHEDULE 1

Form Of Book-Entry Note
------------------------------------------------------------------------------



REGISTERED                    CUSIP No
No. R-                        ISIN No.
                              Common Code

Unless this Note is presented by an authorised representative of The Depository Trust Company, a New York corporation (DTC), to the Issuer or its agent for registration of transfer, exchange or payment, and any Note issued is registered in the name of Cede & Co. or in such other name as is requested by an authorised representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorised representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

THE PRINCIPAL OF THIS NOTE IS PAYABLE IN INSTALMENTS AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF.

                    WESTPAC SECURITIES ADMINISTRATION LIMITED
                              (ABN 77 000 049 472)

   (a limited liability company incorporated under the law of New South Wales,
                                  Australia)

           in its capacity as trustee of the Series 2002-1G WST Trust

                                 BOOK-ENTRY NOTE

                                  representing

                                  US$[number]**

               Class A Mortgage Backed Floating Rate Notes Due [*]

This Note is a Book-Entry Note without principal or interest in respect of a duly authorised issue of Notes of Westpac Securities Administration Limited in its capacity as trustee of the Series 2002-1G WST Trust (the "Trust") (the "Issuer"), designated as specified in the title above (the "Notes"), in an initial aggregate principal amount of

                                [ ]** (US$ [ ])**

and (a) constituted by a Master Trust Deed (the "Master Trust Deed") dated 14 February 1997 between the Issuer and The Mortgage Company Pty Limited (ABN 86 070 968 302), by a Series Notice (the "Series Notice") dated [*] 2002 between (among others) the Issuer, Citibank, N.A., London Branch (the note trustee for the time being referred to as the "Note Trustee") as trustee for the holders for the time being of the Class A Notes (the "Class A Noteholders") and Westpac Securitisation Management Pty Limited (ABN 73 081 709 211) (the "Trust Manager"), and by these Conditions; (b) issued subject to a Note Trust Deed dated [*] 2002 (the "Note Trust Deed")

--------------------------------------------------------------------------------
                                                                         Page 52

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

between the Issuer, the Trust Manager and the Note Trustee; (c) secured by a Security Trust Deed (the "Security Trust Deed") dated [*] 2002 between the Issuer, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (ABN 42 000 001 007) (the "Security Trustee", which expression shall include its successor for the time being as security trustee under the Security Trust Deed); and (d) having the benefit of an Agency Agreement dated [*] 2002 (the "Agency Agreement") and made between the Issuer, the Trust Manager, the Note Trustee and Citibank, N.A., London Branch, in its capacities as principal paying agent (the "Principal Paying Agent"), agent bank (the "Agent Bank") and note registrar (the "Note Registrar"). References to the Conditions (or to any particular numbered Condition) shall be to the Terms and Conditions of the Class A Notes set out in Schedule 3 to the Note Trust Deed but with the deletion of those provisions which are applicable only to Class A Notes in definitive form. Terms and expressions defined in the Note Trust Deed and the Conditions shall, save as expressly stated otherwise, bear the same meanings when used herein.

If the Issuer is obliged to issue Definitive Notes under Clause 3.3 of the Note Trust Deed this Book-Entry Note will be exchangeable in whole at the offices of the Principal Paying Agent at 5 Carmelite Street, London EC4Y 0PA (or such other place outside Australia and any of its respective territories and possessions and other areas subject to jurisdictions as the Note Trustee may agree) for Definitive Notes and the Issuer shall execute and procure that the Principal Paying Agent authenticates and delivers in full exchange for this Book-Entry Note, Definitive Notes in aggregate principal amount equal to the Amount of all Class A Notes represented by this Book-Entry Note. The Issuer is not obliged to issue Definitive Notes until 30 days after the occurrence of an event set out in clause 3.3 of the Note Trust Deed.

The Issuer, in its capacity as trustee of the Trust, subject to this Book-Entry Note and subject to and in accordance with the Conditions and the Note Trust Deed promises to pay to Cede & Co., or registered assigns of this Book-Entry Note the principal sum of US$[words]** (US$[number])** or such lesser amount as may from time to time be represented by this Book-Entry Note (or such part of that amount as may become repayable under the Conditions, the Series Notice and the Note Trust Deed) on such date(s) that principal sum (or any part of it) becomes repayable in accordance with the Conditions, the Series Notice and the Note Trust Deed and to pay interest in arrear on each Payment Date (as defined in Condition 4) on the Invested Amount (as defined in Condition 5(a)) of this Book-Entry Note at rates determined in accordance with Condition 4 and all subject to and in accordance with the certification requirements described in this Book-Entry Note, the Conditions, the Series Notice and the Note Trust Deed, which shall be binding on the registered holder of this Book-Entry Note (as if references in the Conditions to the Notes and the Noteholders were references to this Book-Entry Note and the registered holder of this Book-Entry Note respectively and as if the same had been set out in this Book-Entry Note in full with all necessary changes, except as otherwise provided in this Book-Entry
Note).

Payments of interest on this Note due and payable on each Payment Date, together with the instalment of principal, if any, shall be payable to the nominee of the Common Depositary (initially, such nominee to be Cede & Co.). No payment of interest or principal may be made by the Issuer or any Paying Agent in the Commonwealth of Australia or its possessions or into a bank account or to an address in the Commonwealth of Australia. Each of the persons appearing from time to time in the records of DTC, as the holder of a beneficial interest in a Class A Note will be entitled to receive any payment so made in respect of that Class A Note in accordance with the respective rules and


--------------------------------------------------------------------------------
                                                                         Page 53

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

procedures of DTC. Such persons will have no claim directly against the Issuer in respect of payments due on the Class A Notes which must be made by the holder of this Book-Entry Note, for so long as this Book-Entry Note is outstanding.

On any payment of principal and/or interest on the Class A Notes as set out above details of that payment shall be endorsed by or on behalf of the Issuer in the Note Register and, in the case of payments of principal, the Invested Amount of the Class A Notes shall be reduced for all purposes by the amount so paid and endorsed in the Note Register. Any such record shall be prima facie evidence that the payment in question has been made.

If the Issuer is obliged to issue Definitive Notes under Clause 3.3 of the Note Trust Deed, the Book-Entry Notes will be surrendered to the Trustee by the Clearing Agency and the Clearing Agency will deliver the relevant registration instructions to the Trustee. Definitive Notes shall be executed by the Trustee and authenticated by the Principal Paying Agent and delivered as per the instructions of the Clearing Agency.

The Definitive Notes to be issued on that exchange will be in registered form each in the denomination of US$100,000 or integral multiples thereof. If the Issuer fails to meet its obligations to issue Definitive Notes, this shall be without prejudice to the Issuer's obligations with respect to the Notes under the Note Trust Deed, the Master Trust Deed, the Series Notice and this Book-Entry Note.

On an exchange of this Book-Entry Note, this Book-Entry Note shall be surrendered to the Principal Paying Agent.

This Book-Entry Note shall not become valid for any purpose unless and until the Certificate of Authentication attached has been signed by an Authorised Signatory of the Principal Paying Agent (as defined in the Series Notice).

This Book-Entry Note is governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

IN WITNESS the Issuer has caused this Book-Entry Note to be signed [manually/in facsimile] by a person duly authorised on its behalf

WESTPAC SECURITIES ADMINISTRATION LIMITED


By:
      ------------------------------
      Authorised Signatory

IMPORTANT NOTES:

(a) The Class A Notes do not represent deposits or other liabilities of Westpac Banking Corporation, (ABN 33 007 457 141 ("Westpac") or associates of Westpac.

(b) The holding of Class A Notes is subject to investment risk, including possible delays in repayment and loss of income and principal invested.

(c) Neither Westpac nor any associate of Westpac in any way stands behind the capital value and/or performance of the Class A Notes or the assets of the Trust except to the limited extent provided in the Series Notice, the Master Trust Deed, the Note Trust Deed and the other documents for the Trust.


--------------------------------------------------------------------------------
                                                                         Page 54

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

(d) None of Westpac (including in its capacity as Servicer on behalf of the Issuer), the Issuer or the Trust Manager guarantees the payment of interest or the repayment of principal due on the Class A Notes.

(e) None of the obligations of the Issuer or the Trust Manager are guaranteed in any way by Westpac or any associate of Westpac.

(f) The Issuer's liability to make payments in respect of the Class A Notes is limited to its right of indemnity from the assets of Trust from time to time available to make such payments under the Master Trust Deed and Series Notice. All claims against the Issuer in relation to the Class A Notes can be enforced against the Issuer only to the extent to which it can be satisfied out of the assets of the Trust out of which the Issuer is actually indemnified for the liability except in the case of (and to the extent of) any fraud, negligence or breach of trust on the part of the Issuer.

(g) The Noteholder is required to accept any distribution of moneys under the Security Trust Deed in full and final satisfaction of all moneys owing to it, and any debt represented by any shortfall that exists after any such final distribution is extinguished.


--------------------------------------------------------------------------------
                                                                         Page 55

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------






                          CERTIFICATE OF AUTHENTICATION

This Book-Entry Note is authenticated by Citibank, N.A., London Branch and until so authenticated shall not be valid for any purpose.


Citibank, N.A., London Branch
as Principal Paying Agent



--------------------------------------------------------------------------------
                                                                         Page 56

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------




Assignment
------------------------------------------------------------------------------

Social Security or taxpayer I.D. or other identifying number of assignee



------------------------------------------------------------------------

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto



------------------------------------------------------------------------
                         (name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints


------------------------------------------------------------------------

attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:
            ------------------      ------------------------------
                                    Signature Guaranteed:



Dated:
            ------------------      ------------------------------
                                    Signatures must be guaranteed by an
                                    "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other
                                    "signature guarantee program" as may be
                                    determined by the Note Registrar in
                                    addition to, or in substitution for,
                                    STAMP, all in accordance with the
                                    Securities Exchange Act of 1934, as
                                    amended.



* NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular without alteration, enlargement or any change whatsoever.


--------------------------------------------------------------------------------
                                                                         Page 57

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------




SCHEDULE 2


Information to be contained in Noteholders Report

-------------------------------------------------------------------------------
(i)      the Invested Amount and the Stated Amount of each Class of Notes;

(ii) the Interest Payments and principal distributions on each Class of Notes;

(iii)    the Available Income;

(iv)     the Total Available Funds;

(v)      the aggregate of all Redraws made during that Collection Period;

(vi)     the Redraw Shortfall;

(vii)    the Subordinated Percentage;

(viii)   the Initial Subordinated Percentage;

(ix)     the Payment Shortfall (if any);

(x) the Principal Draw (if any) for that Collection Period, together with all Principal Draws made before the start of that Collection Period and not repaid;

(xi)     the Gross Principal Collections;

(xii)    the Principal Collections;

(xiii)   the Liquidity Shortfall (if any);

(xiv)    the Remaining Liquidity Shortfall (if any);

(xv)     the Principal Charge Off (if any);

(xvi)    the Class A Percentage and the Class B Percentage;

(xvii) the Class A Bond Factor, the Class B Bond Factor, the RFS Class A Bond Factor and the RFS Bond Factor for each RFS Series (The "Bond Factor" with respect to a Class of Notes is the Initial Invested Amount of such Class less all principal payments on such Class divided by the Initial Invested Amount of such Class);

(xviii) the Class A Charge Offs, the Class B Charge Offs, the RFS Class A Charge Offs, the RFS Charge Offs and the Redraw Charge Offs (if any);

(xix)    all Carryover Charge Offs (if any);

(xx)     if required, the Threshold Rate at that Collection Determination Date;

(xxi)    the Quarterly Percentage;

(xxii) LIBOR, as at the first day of the related Interest Period ending immediately after that Collection Determination Date as calculated by the Agent Bank;

(xxiii)  scheduled and unscheduled payments of principal on the Housing Loans;


--------------------------------------------------------------------------------
                                                                         Page 58

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

(xxiv) aggregate Balances Outstanding of Fixed Rate Housing Loans and aggregate Balances Outstanding of Variable Rate Housing Loans; and

(xxv)    delinquency statistics with respect to the Housing Loans.





--------------------------------------------------------------------------------
                                                                         Page 59

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------




SCHEDULE 3


Terms and Conditions of the Class A Notes
-------------------------------------------------------------------------------

The following, subject to amendments, are the terms and conditions of the Class A Notes, substantially as they will appear on the reverse of the Class A Notes. Class A Notes in definitive registered form will only be issued in certain circumstances. While the Class A Notes remain in book-entry form, the same terms and conditions govern them, except to the extent that they are appropriate only to the Class A Notes in definitive registered form. For a summary of the provisions relating to the Class A Notes in book-entry form, see "Description of the Class A Notes - Book-Entry Registration" in the prospectus supplement.

The issue of US$1,116,000,000 Class A Mortgage Backed Floating Rate Notes due 2033 (the "Class A Notes") of Westpac Securities Administration Limited in its capacity as trustee of the Series 2002-1G WST Trust (the "Trust"), in such capacity (the "Issuer Trustee") was authorized by resolutions of the Board of Directors of the Issuer Trustee passed on December 17, 2002. These Notes, together with A$25,000,000 Class B Mortgage Backed Floating Rate Notes due 2033 (the "Class B Notes" and, together with the Class A Notes, the "Notes") of the Issuer Trustee are (a) issued subject to a Master Trust Deed (the "Master Trust Deed") dated 14th February 1997 between the Issuer Trustee and The Mortgage Company Pty Limited, acceded to by Westpac Securitisation Management Pty Limited (the "Trust Manager"), by a Series Notice (the "Series Notice") dated on or about March 12, 2002 between (among others) the Issuer Trustee, Citibank, N.A., London Branch, (the note trustee for the time being, referred to as the "Note Trustee") as trustee for the holders for the time being of the Class A Notes (the "Class A Noteholders", and together with the holders for the time being of the Class B Notes (the "Class B Noteholders"), the "Noteholders") and the Trust Manager, and by these terms and conditions (the "Class A Conditions"); (b) issued subject to a note trust deed dated on or about March 12, 2002 (the "Note Trust Deed") between the Issuer Trustee, the Trust Manager and the Note Trustee; and (c) secured by a Security Trust Deed (the "Security Trust Deed") dated on or about March 11, 2002 between the Issuer Trustee, the Trust Manager, the Note Trustee and Perpetual Trustee Company Limited (ABN 42 000 001 007) (the security trustee for the time being, referred to as the "Security Trustee").

The statements set out below include summaries of, and are subject to the detailed provisions of, the Master Trust Deed, the Series Notice, the Security Trust Deed and the Note Trust Deed. Certain words and expressions used herein have the meanings defined in those documents. In accordance with an agency agreement (the "Agency Agreement") dated on or about March 12, 2002 between the Issuer Trustee, the Trust Manager, the Note Trustee and Citibank, N.A., London Branch, as principal paying agent (the "Principal Paying Agent", which expression includes its successors as principal paying agent under the Agency Agreement), as note registrar (the "Note Registrar", which expression includes its successors as note registrar under the Agency Agreement) and as agent bank (the "Agent Bank", which expression includes its successors as Agent Bank under the Agency Agreement), and under which further paying agents may be appointed (together with the Principal Paying Agent, the "Paying Agents", which expression includes the successors of each paying agent as such under the Agency


--------------------------------------------------------------------------------
                                                                         Page 60

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

Agreement and any additional paying agents appointed), payments in respect of the Class A Notes will be made by the Paying Agents and the Agent Bank will make the determinations specified in the Agency Agreement. The Class A Noteholders will be entitled (directly or indirectly) to the benefit of, will be bound by, and will be deemed to have notice of, all the provisions of the Master Trust Deed, the Series Notice, the Security Trust Deed, the Note Trust Deed and the servicing agreement (the "Servicing Agreement") dated on or about March 12, 2002 between the Issuer Trustee, the Trust Manager and Westpac Banking Corporation ("Westpac") both in its capacity as an approved seller and as servicer (and in its capacity as servicer, together with any substitute or successor servicer, the "Servicer") (together with the Currency Swap Agreements (as defined below), those documents the "Relevant Documents" and, together with certain other transaction documents defined as such in the Series Notice, the "Transaction Documents"). Copies of the Transaction Documents are available for inspection at the principal office of the Principal Paying Agent, being at the date hereof 5 Carmelite Street, London, EC4Y 0PA, United Kingdom.

In connection with the issue of the Class A Notes, the Issuer Trustee has entered into an ISDA master interest rate and currency exchange agreement dated on or about March 12, 2002 with Westpac Banking Corporation (in such capacity, the "Interest Rate Swap Provider") together with three confirmations relating thereto dated on or about March 12, 2002 (the "Variable Rate Basis Swap" and the "Fixed Rate Basis Swaps", respectively and, collectively, the "Interest Rate Swaps"). The Issuer Trustee has also entered into ISDA master interest rate and currency exchange agreements dated on or about March 12, 2002 with each of Citibank, N.A., and Westpac Banking Corporation (each, in such capacity, a "Currency Swap Provider", and together with the Interest Rate Swap Provider, the "Swap Providers") together with a confirmation relating to each such agreement dated March 12, 2002 in respect of two distinct swap transactions relating to the Class A Notes (each, a "Currency Swap", and together the "Currency Swaps").

1.    Form, Denomination and Title
------------------------------------------------------------------------------

      The Class A Notes will be issued in registered form, without interest coupons, in minimum denominations of US$100,000 and integral multiples thereof. The Class A Notes will be represented by one or more typewritten fully registered book-entry notes (each, a "Book-Entry Note" and collectively, the "Book-Entry Notes") registered in the name of Cede & Co. ("Cede") as nominee of The Depository Trust Company ("DTC"). Beneficial interests in the Book-Entry Notes will be shown on, and transfers thereof will be effected only through, records maintained by DTC and its participants. Euroclear Bank S.A./N.V., as operator of the Euroclear System ("Euroclear") and Clearstream, Luxembourg Banking, societe anonyme ("Clearstream, Luxembourg"), may hold interests in the Book-Entry Notes on behalf of persons who have accounts with Euroclear and Clearstream, Luxembourg through accounts maintained in the names of Euroclear or Clearstream, Luxembourg, or in the names of their respective depositories, with DTC.

      If the Issuer Trustee is obliged to issue Definitive Notes under clause
      3.3 of the Note Trust Deed, interests in the applicable Book-Entry Note will be transferred to the beneficial owners thereof in the form of registered Definitive Notes, without interest coupons, in the denominations set forth above. A Definitive Note will be issued to each Noteholder in respect of its registered holding or holdings of Class A Notes against delivery by such Noteholders of a written order containing


--------------------------------------------------------------------------------
                                                                         Page 61

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      instructions and such other information as the Issuer Trustee and the Note Registrar may require to complete, execute and deliver such Definitive Notes. In such circumstances, the Issuer Trustee will cause sufficient Definitive Notes to be executed and delivered to the Note Registrar for completion, authentication and dispatch to the relevant Noteholders.

2.    Status, Security and Relationship between the Class A Notes, the
      Class B Notes, the RFSs and the RFS Class A Notes
------------------------------------------------------------------------------

      The Class A Notes are secured by a first ranking floating charge over all of the assets of the Trust (which include, among other things, the Loans (as defined below) and the Mortgages (as defined below) and related securities) (as more particularly described in the Security Trust Deed) and rank pari passu and rateably without any preference or priority among themselves.

      The Class A Notes are constituted by the Master Trust Deed, the Note Trust Deed and the Series Notice and are secured by the same security as secures the Class B Notes but the Class A Notes will rank in priority to the Class B Notes in the event of the security being enforced and in respect of principal and interest (as set out in Class A Conditions 4 and 5).

      The proceeds of the issue of the Class A Notes and the Class B Notes are to be used by the Issuer Trustee to purchase an equitable interest in certain housing loans (the "Loans") and certain related mortgages (the "Mortgages") from Westpac or Westpac Securities Administration Limited in its capacity as trustee of certain other trusts (each a "WST Seller").

      In the event that the security for the Class A Notes is enforced and the proceeds of such enforcement are insufficient, after payment of all other claims ranking in priority to or pari passu with the Class A Notes under the Security Trust Deed, to pay in full all principal and interest and other amounts whatsoever due in respect of the Class A Notes, then the Class A Noteholders shall have no further claim against the Issuer Trustee in respect of any such unpaid amounts.

      The net proceeds of realisation of the assets of the Trust may be insufficient to pay all amounts due to the Noteholders. Save in certain limited circumstances the other assets of the Issuer Trustee will not be available for payment of any shortfall arising and all claims in respect of such shortfall shall be extinguished (see further Class A Condition
      15). None of the Servicer, the Trust Manager, the Seller Trustee, Westpac, the Note Trustee or the Security Trustee has any obligation to any Noteholder for payment of any amount by the Issuer Trustee in respect of the Notes.

      The Issuer Trustee may from time to time issue debt securities ("RFSs") constituted under the Master Trust Deed and the Series Notice to fund amounts redrawn by relevant borrowers under the Loans (up to the scheduled amortised principal of the Loans) from time to time ("Redraws"). RFSs will, on issue, rank pari passu and prior to enforcement of the security relating to the RFSs and the Class A Notes rateably without any preference or priority with the Class A Notes in relation to payment of interest, but ahead of the Class A Notes in relation to principal. Upon enforcement of the security relating to the RFSs and the Class A Notes, all moneys owing to the holders of the RFSs and the holders of the Class A Notes will (subject to amounts being available for such payment) be paid pari passu.

      If, by the fifth Collection Determination Date (as defined in Class A Condition 5) following the issue of an RFS, the RFS has not been redeemed, it shall convert to an RFS Class A Note (each, an "RFS Class A Note" and, together the "RFS Class A Notes"). RFS Class A Notes rank pari passu


--------------------------------------------------------------------------------
                                                                         Page 62

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      and rateably without preference or priority with Class A Notes in relation to both interest and principal. RFSs and RFS Class A Notes are registered, Australian-traded instruments denominated in Australian dollars ("A$") and sold to Australian investors only and for the avoidance of doubt are not fungible with the Class A Notes.

      The Note Trust Deed contains provisions requiring the Note Trustee to have regard solely to the interests of the Class A Noteholders as regards all the powers, trusts, authorities, duties and discretions of the Note Trustee (except where expressly provided otherwise).

      The Security Trust Deed contains provisions requiring the Security Trustee to give priority to the interests of the Class A Noteholders and the holders of RFSs (if any) and RFS Class A Notes (if any), if there is a conflict between the interests of such Noteholders and any other Voting Mortgagee (as defined below).

3.    Covenants of the Issuer Trustee
------------------------------------------------------------------------------

      So long as any of the Class A Notes remains outstanding, the Issuer Trustee has made certain covenants for the benefit of Class A Noteholders which are set out in the Master Trust Deed.

      These covenants are as follows:

      (a) The Issuer Trustee shall act continuously as trustee of the Trust until the Trust is terminated as provided by the Master Trust Deed or the Issuer Trustee has retired or been removed from office in the manner provided under the Master Trust Deed.

      (b)   The Issuer Trustee shall:

            (i) act honestly and in good faith in the performance of its duties and in the exercise of its discretions under the Master Trust Deed;

            (ii) subject to the Master Trust Deed, exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under the Master Trust Deed, having regard to the interests of the Class A Noteholders and other creditors and beneficiaries of the Trust;

            (iii) use its best endeavours to carry on and conduct its business in so far as it relates to the Master Trust Deed in a proper and efficient manner;

            (iv) keep, or ensure that the Trust Manager keeps, accounting records which correctly record and explain all amounts paid and received by the Issuer Trustee;

            (v) keep the Trust separate from each other trust which is constituted under the Master Trust Deed and account for assets and liabilities of the Trust separately from those of other trusts constituted under the Master Trust Deed; and

            (vi) do everything and take all such actions which are necessary (including obtaining all appropriate authorisations) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under the Master


--------------------------------------------------------------------------------
                                                                         Page 63

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

                  Trust Deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the Issuer Trustee under the Master Trust Deed.

      (c) Except as provided in the Master Trust Deed, the Issuer Trustee shall not, nor shall it permit any of its officers to, sell, mortgage, charge or otherwise encumber or part with possession of any asset of the Trust (the "Trust Assets").

      (d) The Issuer Trustee's officers, employees, agents, attorneys, delegates and sub-delegates shall duly observe and perform the covenants and obligations of the Master Trust Deed in the same manner as is required of the Issuer Trustee, and the Issuer Trustee agrees to indemnify the Trust Manager for its own benefit or for the benefit of the Trust against any loss or damage that the Trust, the Trust Manager, the Servicer, the Class A Noteholders, the Class B Noteholders, the Beneficiaries (as defined in the Master Trust Deed) the holders of RFSs (if any) and the holders of RFS Class A Notes (if any) or other creditors incur or sustain in connection with, or arising out of, any breach or default by such officers, employees, agents, delegates and persons in the observance or performance of any such covenant or obligation, to the extent that the Issuer Trustee would have been liable if that breach or default had been the Issuer Trustee's own act or omission.

      (e) The Issuer Trustee will open and operate certain bank accounts in accordance with the Master Trust Deed and the Series Notice.

      (f) Subject to the Master Trust Deed and any Transaction Document to which it is a party, the Issuer Trustee shall act on all directions given to it by the Trust Manager in accordance with the terms of the Master Trust Deed.

      (g) The Issuer Trustee shall properly perform the functions which are necessary for it to perform under all Transaction Documents in respect of the Trust.

4.    Interest
------------------------------------------------------------------------------

4.1   Payment Dates

      Each Class A Note bears interest on its Invested Amount (as defined below) from and including March 14, 2002 or such later date as may be agreed between the Issuer Trustee and the Managers for the issue of the Class A Notes (the "Closing Date"). Interest in respect of the Class A Notes will be payable quarterly in arrear on the 5th day falling in June 2002 in respect of the period from (and including) the Closing Date to (but excluding) that date, and thereafter on each March 5, June 5, September 5 and December 5 (each such date a "Payment Date" and each three month period beginning on each of February 1, May 1, August 1 and November 1 a "Quarter"). If any Payment Date would otherwise fall on a day which is not a Business Day (as defined below), it shall be postponed to the next day which is a Business Day (as defined below).

      "Business Day" in this Class A Condition 4 and in Class A Conditions 5 and 9 below means any day (London time) other than a Saturday, Sunday or public holiday on which banks are open for business (including dealings in foreign currency generally) in London, Sydney and New York City.

--------------------------------------------------------------------------------
                                                                         Page 64

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      The period beginning on (and including) the Closing Date and ending on (but excluding) the first Payment Date and each successive period beginning on (and including) a Payment Date and ending on (but excluding) the next Payment Date is called an "Interest Period". Interest payable on a Class A Note in respect of any Interest Period or any other period will be calculated on the basis of the actual number of days elapsed and a 360 day year.

      Interest shall cease to accrue on any Class A Note from (and including):

      (a) the date on which the Stated Amount (as defined in Class A Condition 5(a)) of that Class A Note is reduced to zero; or

      (b) if the Stated Amount on the due date for redemption is not zero, the due date for redemption of the Class A Note, unless, upon due presentation, payment of principal due is improperly withheld or refused, following which interest shall continue to accrue on the Invested Amount of the Class A Note at the rate from time to time applicable to the Class A Notes until the moneys in respect of that Class A Note have been received by the Note Trustee or the Principal Paying Agent and notice to that effect is given in accordance with Class A Condition 12, or the Stated Amount of that Class A Note has been reduced to zero.

4.2   Interest Rate

      The rate of interest applicable from time to time to the Class A Notes (the "Interest Rate") will be determined by the Agent Bank on the basis of the following paragraphs.

      On the second London banking day before the beginning of each Interest Period (each an "Interest Determination Date"), the Agent Bank will determine the rate "USD-LIBOR-BBA" as an applicable Floating Rate Option under the Definitions of the International Swaps and Derivatives Association, Inc. ("ISDA") (the "ISDA Definitions") being the rate applicable to any Interest Period for three-month deposits in US Dollars which appears on the Telerate Page 3750 as of 11:00 A.M. London time, on the Interest Determination Date. If such rate does not appear on the Telerate Page 3750, the rate for the Interest Period will be determined as if the Issuer Trustee and Agent Bank had specified "USD-LIBOR-Reference Banks" as the applicable Floating Rate Option under the ISDA Definitions. "USD-LIBOR-Reference Banks" means that the rate for an Interest Period will be determined on the basis of the rates at which deposits in US Dollars are offered by the Reference Banks (being four major banks chosen by the Agent Bank in the London interbank market) at approximately 11:00 A.M., London time, on the Interest Determination Date to prime banks in the London interbank market for a period of three months commencing on the first day of the Interest Period and in a Representative Amount (as defined in the ISDA Definitions). The Agent Bank will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for that Interest Period will be the arithmetic mean of the rates quoted by major banks in New York City, selected by the Agent Bank, at approximately 11:00 A.M., New York City time, on that Interest Determination Date for loans in US Dollars to leading European banks for a period of three months commencing on the first day of the Interest Period and in a Representative Amount, provided that on the first day of the first Interest Period USD-LIBOR-BBA shall be an interpolated rate

--------------------------------------------------------------------------------
                                                                         Page 65

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


      calculated with reference to the period from (and including) the Closing Date to (but excluding) the first Interest Payment Date.

      The Interest Rate applicable to the Class A Notes for such Interest Period shall be the aggregate of (i) such Interest Rate or arithmetic mean as determined by the Agent Bank and (ii) the margin of 0.16% applicable to the Class A Notes on or before the Payment Date in June 2009 (the "Step-Up Margin Date"), and 0.32% after the Step-Up Margin Date, subject to Condition 5.15(C).

      There is no maximum or minimum Interest Rate.

4.3   Determination of Interest Rate and Calculation of Interest

      The Agent Bank will, as soon as practicable after 11.00 am (London time) on each Interest Determination Date, determine the Interest Rate applicable to, and calculate the amount of interest payable (the "Interest") for the immediately succeeding Interest Period. The Interest is calculated by applying the Interest Rate for the Class A Notes to the Invested Amount (as defined in Class A Condition 5(a)) of the Class A Note on the first day of the next Interest Period, multiplying such product by the actual number of days in the relevant Interest Period and dividing by 360 and rounding the resultant figure down to the nearest cent (half a cent being rounded upwards). The determination of the Interest Rate and the Interest by the Agent Bank shall (in the absence of manifest error) be final and binding upon all parties.

4.4   Notification and Publication of Interest Rate and Interest

      The Agent Bank will cause the Interest Rate and the Interest applicable to each Class A Note for each Interest Period and the relevant Payment Date to be notified to the Issuer Trustee, the Trust Manager, the Note Trustee, the Paying Agents, and, for so long as the Class A Notes are listed on the Official List of the London Stock Exchange Limited (the "London Stock Exchange"), the London Stock Exchange, and will cause the same to be published in accordance with Class A Condition 12 on or as soon as possible after the date of commencement of the relevant Interest Period. The Interest and the relevant Payment Date so published may subsequently be amended (or appropriate alternative arrangements made by way of adjustment) without notice in the event of a shortening of the Interest Period.

4.5   Determination or Calculation by the Note Trustee

      If the Agent Bank at any time for any reason does not determine the Interest Rate or calculate the Interest for a Class A Note, the Note Trustee shall do so and each such determination or calculation shall be deemed to have been made by the Agent Bank. In doing so, the Note Trustee shall apply the foregoing provisions of this Condition, with any necessary consequential amendments, to the extent that, in its opinion, it can do so, and, in all other respects it shall do so in such a manner as it shall, in its absolute discretion, deem fair and reasonable in all the circumstances.

4.6   Agent Bank

      The Issuer Trustee will procure that, so long as any of the Class A Notes remains outstanding, there will at all times be an Agent Bank. The Issuer Trustee reserves the right

--------------------------------------------------------------------------------
                                                                         Page 66

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      at any time to terminate the appointment of the Agent Bank. Notice of that termination will be given to the Class A Noteholders. If any person is unable or unwilling to continue to act as the Agent Bank, or if the appointment of the Agent Bank is terminated, the Issuer Trustee will, with the approval of the Note Trustee, appoint a successor Agent Bank to act as such in its place, provided that neither the resignation nor removal of the Agent Bank shall take effect until a successor approved by the Note Trustee has been appointed.

5.    Redemption and Purchase
------------------------------------------------------------------------------

5.1 Mandatory Redemption in Part from Principal Collections and Apportionment of Principal Collections between the Class A Notes, the Class B Notes, the RFS Class A Notes and the RFSs

      The Class A Notes shall be subject to mandatory redemption in part on any Payment Date if on that date there are any Principal Collections (as defined below) available to be distributed in relation to such Class A Notes. The principal amount so redeemable in respect of each Class A Note prior to enforcement of the Security Trust Deed (each a "Principal Payment") on any Payment Date shall be the amount available for payment as set out in Class A Condition 5(b) on the day which is four Business Days prior to the Payment Date (the "Collection Determination Date") preceding that Payment Date multiplied by the Invested Amount of the applicable Class A Note over the total Invested Amount of all Class A Notes then outstanding (rounded to the nearest cent with half a cent being rounded upwards); provided always that no Principal Payment on a Class A Note on any date may exceed the amount equal to the Invested Amount of that Class A Note at that date less amounts charged off as at that date, or to be charged off on the following Payment Date, as described in Class A Condition 5(c) (that reduced amount being the "Stated Amount" of that Class A Note).

      The "Invested Amount" of a Class A Note is equal to the Initial Invested Amount (as defined herein) of such Class A Note less all payments previously made in respect of principal in respect of such Class A Note. The "Initial Invested Amount" of a Class A Note is its principal balance at the date of its issuance.

      "Principal Collections" means, in respect of a Collection Period (as defined below) and as applicable on any Collection Determination Date, the aggregate of:

      (a) all amounts received by or on behalf of the Issuer Trustee from or on behalf of borrowers under the Loans during the Collection Period in respect of principal, in accordance with the terms of the Loans, including principal prepayments;

      (b) all other amounts received by or on behalf of the Issuer Trustee in respect of principal under the Loans and the Mortgages during that Collection Period including:

            (i) any amounts recovered from the enforcement of Loans and Mortgages (other than under a mortgage insurance policy), on account of principal;

--------------------------------------------------------------------------------
                                                                         Page 67

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            (ii) any payments by Westpac to the Issuer Trustee on the repurchase of a Loan under the Master Trust Deed during that Collection Period which are attributable to principal;

            (iii) any payments by Westpac Securities Administration Limited (in its capacity as trustee of any other trust established under the Master Trust Deed) (the "WST Purchaser") on the purchase by the WST Purchaser of any assets of the Trust which are attributable to principal;

            (iv) any Prepayment Costs (as defined in the Series Notice) applied towards Prepayment Benefits (as defined in the Series Notice) under the Series Notice; and

            (v) any Prepayment Benefit Shortfall (as defined in the Series Notice) paid by Westpac to the Trust under the Series Notice;

      (c) all amounts received by or on behalf of the Issuer Trustee during that Collection Period from any provider of a Support Facility (as defined in the Series Notice) (other than the Currency Swap) under that Support Facility and which the Trust Manager determines should be accounted for to reduce any principal loss on a Loan, being the total amount outstanding under a Loan after applying all proceeds from the enforcement of the Loan and related Mortgages (a "Liquidation Loss") to the extent that Liquidation Loss is attributable to principal;

      (d) all amounts received by or on behalf of the Issuer Trustee during that Collection Period:

            (i) from Westpac or the WST Seller Trustee (each an "Approved Seller") in respect of any breach of a representation, warranty or undertaking contained in the Master Trust Deed or the Series Notice;

            (ii) from an Approved Seller under any obligation under the Master Trust Deed or the Series Notice to indemnify or reimburse the Issuer Trustee for any amount;

            (iii) from the Servicer, in respect of any breach of any
                  representation, warranty or undertaking contained in the Servicing Agreement; and

            (iv) from the Servicer under any obligation under the Servicing Agreement to indemnify or reimburse the Issuer Trustee for any amount,

            in each case, which are determined by the Trust Manager to be in respect of principal payable under the Loans and the Mortgages;

      (e) any amounts in the nature of principal received by or on behalf of the Issuer Trustee during that Collection Period pursuant to the sale of any asset comprised in the Trust (including any amount received by the Issuer Trustee on the issue of Notes and which was not used to purchase Loans or Mortgages, and which the Trust Manager determines is surplus to the requirements of the Trust);

      (f) (for the purposes of clause 6.11 of the Series Notice only) any amount of Excess Available Income (as defined in the Series Notice) to be applied to pay a Principal Charge Off or a Carryover Charge Off (as defined in the Series Notice);

--------------------------------------------------------------------------------
                                                                         Page 68

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (g) any amount received by or on behalf of the Issuer Trustee during that Collection Period as proceeds from the issue of any RFS to the extent not applied to reimburse amounts drawn under the Redraw Facility dated on or about March 12, 2002 between the Issuer Trustee, the Trust Manager and Westpac (the "Redraw Facility");

      (h) any Excess Available Income to be applied to Principal Draws (as defined in the Series Notice) made on a previous Payment Date;

      (i) any Prepayment Calculation Adjustment (as defined in the Series Notice) for that Collection Period;

      less any amounts deducted by or paid to Westpac to reimburse Redraws funded by Westpac for which Westpac has not previously been reimbursed. A premium receivable by the Issuer Trustee on the entry into a replacement Currency Swap under clause 6.26 of the Series Notice is not treated as a Principal Collection.

      "Collection Period" means, in relation to a Payment Date, the period from (and including) the twenty-first day of the Quarter (as defined below) preceding the Quarter in which the Payment Date occurs to (and including) the twentieth day of the Quarter in which the Payment Date occurs. The first Collection Period is the period from (but excluding) February 15, 2002 (the "Cut-Off Date") to (and including) May 20, 2002. The last Collection Period is the period from (but excluding) the last day of the previous Collection Period to (and including) the termination date of the Trust.

5.2   Initial Principal Distributions

      Principal Collections will be distributed as follows on each Payment Date before any payments in respect of the Notes:

      (a) first, to repay any Redraws provided by Westpac in relation to Loans to the extent that Westpac has not previously been reimbursed in relation to those Redraws;

      (b) second, to repay all principal outstanding under the Redraw Facility on that Payment Date;

      (c) third, to allocate to Total Available Funds any Principal Draw (as defined in the Series Notice); and

      (d) fourth, to repay pari passu and rateably all amounts outstanding under the RFSs (if any).

5.3   Principal Allocation Method

      On each Collection Determination Date, the Trust Manager will determine the aggregate of the Class B Stated Amounts divided by the sum of (i) the aggregate of (A) the A$ Equivalent of the Class A Stated Amounts and (B) the Class B Stated Amounts at that time, plus (ii) the Redraw Limit at that time, plus (iii) the aggregate of the RFS Stated Amounts at that time, plus (iv) the aggregate of the RFS Class A Stated Amounts at that time (the "Subordinated Percentage"). The Trust Manager will calculate the Subordinated Percentage so as to determine the appropriate principal distribution methodology to apply for that Collection Period, as described below.

--------------------------------------------------------------------------------
                                                                         Page 69

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

5.4   Applicability of Serial Method 1

      If, on any Collection Determination Date:

      (a) the Subordinated Percentage at the previous Collection Determination Date was greater than or equal to twice the Initial Subordinated Percentage;

      (b) that Collection Determination Date occurs on or before the third anniversary of the first Payment Date;

      (c) the Total Invested Amount as at that Collection Determination Date as a percentage of the Total Initial Invested Amount, is greater than or equal to 10%;

      (d)   the Average Quarterly Percentage as at that Collection Determination
            Date:

            (i) does not exceed 2% and the Total Carryover Charge Off on that Collection Determination Date does not exceed 30% of the US$ Equivalent of the Class B Initial Invested Amount; or

            (ii) does not exceed 4% and the Total Carryover Charge Off on such Collection Determination Date does not exceed 10% of the US$ Equivalent of the Class B Initial Invested Amount; and

      (e) the US$ Equivalent of the Stated Amounts of all Class B Notes as at that Collection Determination Date exceeds 0.25% of the sum of (x) the Initial Invested Amounts of all Class A Notes, (y) the US$ Equivalent of the Initial Invested Amounts of all Class B Notes and
            (z) the US$ Equivalent of the Invested Amounts of all RFS Class A Notes (if any);

      then Principal Collections will be allocated serially in accordance with Serial Method 1 set out in paragraph 5.5 below.

5.5   Serial Method 1

      On any Collection Determination Date, if the Trust Manager determines that Serial Method 1 should apply, the Issuer Trustee (based on instructions from the Trust Manager) will pay out of Principal Collections for the relevant Collection Period which remain after the Initial Principal Distributions, on the Payment Date following that Collection Determination Date the following amounts in the following priority:

      (a)   first pari passu and rateably between themselves:

            (i) as a payment, denominated in A$, to the Currency Swap Providers under the relevant swap confirmations relating to the Class A Notes of an amount equal to the lesser of:

                  (A)   the Class A Forex Percentage of the sum of:

                        (1) the Class A Percentage of Principal Collections remaining after all Initial Principal Distributions; and

                        (2) 50% of the Class B Percentage of those Principal Collections; and

                  (B) the A$ Equivalent of the Class A Stated Amounts for all Class A Notes; and

--------------------------------------------------------------------------------
                                                                         Page 70

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            (ii) as a payment denominated in A$ to the holders of the RFS Class A Notes (if any) of an amount equal to the lesser of:

                  (A)   the RFS Class A Forex percentage of the sum of:

                        (1) the Class A Percentage of Principal Collections remaining after all Initial Principal Distributions; and

                        (2) 50% of the Class B Percentage of those Principal Collections; and

                  (B) the RFS Class A Stated Amounts for all RFS Class A Notes (if any); and

      (b) second, as a payment, denominated in A$, to the holders of the Class B Notes of an amount equal to 50% of the Class B Percentage of those Principal Collections remaining after all Initial Principal Distributions.

5.6   Applicability of Serial Method 2

      If, on any Collection Determination Date:

      (a) the Subordinated Percentage at the previous Collection Determination Date was greater than or equal to twice the Initial Subordinated Percentage;

      (b) that Collection Determination Date occurs after the third anniversary of the first Payment Date;

      (c) the Total Invested Amount as at that Collection Determination Date, as a percentage of the Total Initial Invested Amount, is greater than or equal to 10%;

      (d)   the Average Quarterly Percentage as at the Collection Determination
            Date:

            (i) does not exceed 2% and the Total Carryover Charge Off on that Collection Determination Date does not exceed 30% of the US$ Equivalent of the Class B Initial Invested Amount; or

            (ii) does not exceed 4% and the Total Carryover Charge Off on that Collection Determination Date does not exceed 10% of the US$ Equivalent of the Class B Initial Invested Amount; and

      (e) the US$ Equivalent of the Stated Amount of the Class B Notes as at that Collection Determination Date exceeds 0.25% of the sum of (x) the Initial Invested Amounts of all Class A Notes, (y) the US$ Equivalent of the Initial Invested Amounts of all Class B Notes and
            (z) the US$ Equivalent of the Invested Amounts of all RFS Class A Notes (if any);

      then Principal Collects will be allocated serially in accordance with Serial Method 2 set out in paragraph 5.7 below.

5.7   Serial Method 2

      On any Collection Determination Date, if the Trust Manager determines that Serial Method 2 shall apply, the Issuer Trustee (based on instructions from the Trust Manager) will pay out of Principal Collections for the relevant Collection Period which remain after the Initial

--------------------------------------------------------------------------------
                                                                         Page 71

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      Principal Distributions on the Payment Date following that Collection Determination Date in the following amounts in the following priority:

      (a)   first, pari passu and rateably between themselves:

            (i) as a payment, denominated in A$, to the Currency Swap Providers under the relevant swap confirmations relating to the Class A Notes of an amount equal to the lesser of:

                  (A) the Class A Forex Percentage of the Class A Percentage of Principal Collections remaining after all Initial Principal Distributions; and

                  (B) the A$ Equivalent of the Class A Stated Amounts for all Class A Notes; and

            (ii) as a payment denominated in A$ to the holders of the RFS Class A Notes (if any) of an amount equal to the lesser of:

                  (A) the RFS Class A Forex Percentage of the Class A Percentage of those Principal Collections remaining after all Initial Principal Distributions; and

                  (B) the RFS Class A Stated Amounts for all RFS Class A Notes (if any); and

      (b) second as a payment, denominated in A$, to the holders of the Class B Notes of an amount equal to the Class B Percentage of those Principal Collections.

5.8   Sequential Method

      On any Collection Determination Date, if the Trust Manager determines that neither Serial Method 1 nor Serial Method 2 (set out in Conditions 5.4 to
      5.7 above) applies, the Issuer Trustee (based on instructions from the Trust Manager) will pay out of Principal Collections for the relevant Collection Period which remain after the Initial Principal Distributions the following amounts in the following priority:

      (a)   first pari passu and rateably between themselves:

            (i) as a payment, denominated in A$, to the Currency Swap Providers under the relevant swap confirmations relating to the Class A Notes of an amount equal to the lesser of:

                  (A) the Class A Forex Percentage of the amount available for distribution under this paragraph (a) after all Initial Principal Distributions; and

                  (B) the A$ Equivalent of the Class A Stated Amounts for all Class A Notes; and

            (ii) as a payment, denominated in A$, to the holders of the RFS Class A Notes (if any) of an amount equal to the lesser of:

                  (A) the RFS Class A Forex Percentage of the amount available for distribution under this paragraph (a) after all Initial Principal Distributions; and

--------------------------------------------------------------------------------
                                                                         Page 72

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


                  (B) the RFS Class A Stated Amounts for all RFS Class A Notes (if any); and

      (b) second, as a payment, denominated in A$, to the holders of the Class B Notes of an amount equal to the lesser of:

            (i) the amount available for distribution under this paragraph (b) after the application of paragraph (a); and

            (i)   the Class B Stated Amounts for all Class B Notes.

5.9   General

      No amount of principal will be paid to a Noteholder in excess of the Stated Amount applicable to the Notes held by that Noteholder.

5.10  Distribution of Excess Available Income

      On each Collection Determination Date Excess Available Income for the Collection Period relating to that Collection Determination Date will be applied in the following order of priority:

      (a)   to reimburse Principal Charge Offs for that Collection Period;

      (b) pari passu and rateably between themselves (based on the Stated Amount of the RFSs (if any), the Stated Amount of the RFS Class A Notes (if any), the Principal Outstanding under the Redraw Facility and the A$ Equivalent of the Stated Amount of the Class A Notes):

            (i) as a payment to the RFSs (if any) in or towards reinstating the Stated Amount of the RFSs, to the extent of any Carryover RFS Charge Offs;

            (ii) as a payment to the RFS Class A Notes (if any) in or towards reinstating the Stated Amount of the RFS Class A Notes, to the extent of any Carryover RFS Class A Charge Offs;

            (iii) as a payment to the Currency Swap Providers under the relevant swap confirmations relating to the Class A Notes, of the A$ Equivalent of any Carryover Class A Charge Offs; and

            (iv) as a repayment under the Redraw Facility Agreement, as a reduction of, and to the extent of, any Carryover Redraw Charge Offs;

      (c) (as a payment, denominated in A$, to the holders of the Class B Notes of the A$ Equivalent of any Carryover Class B Charge Offs; and

      (d) to all Principal Draws which have not been repaid as at that Payment Date.

      Any amount to be paid pursuant to paragraphs (b) and (c) will be paid on the Payment Date immediately following the Collection Determination Date.

5.11  US$ Account

      The Issuer Trustee shall direct the Currency Swap Providers to pay all amounts denominated in US$ payable to the Issuer Trustee by the Currency Swap Providers under the Currency Swaps into the US$ Account or to the Principal Paying Agent under the

--------------------------------------------------------------------------------
                                                                         Page 73

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      Agency Agreement on behalf of the Issuer Trustee. The Issuer Trustee shall pay all such amounts as follows, and in accordance with the Note Trust Deed and the Agency Agreement:

      (a) under Class A Condition 4, pari passu in relation to the Class A Notes as payments of Interest on those Class A Notes;

      (b) under Class A Condition 5.10(b)(iii), pari passu in relation to the Class A Notes in or towards reinstating the Stated Amount of those Class A Notes, to the extent of the Carryover Class A Charge Offs; and

      (c) under Class A Conditions 5.5 (a)(i), 5.7(a)(i) and 5.8(a)(i) pari passu in relation to the Class A Notes as Class A Principal Payments until the Class A Stated Amounts have been reduced to zero.

5.12  Charge Offs

      If the Principal Charge Offs (as defined in the Series Notice) for any Collection Period exceed the Excess Available Income (as defined in the Series Notice) calculated on the Collection Determination Date for that Collection Period, the Trust Manager must, on and with effect from the Payment Date immediately following the end of the Collection Period:

      (a) reduce pari passu the Class B Stated Amount of each of the Class B Notes by the amount of that excess which is attributable to each Class B Note until the Class B Stated Amount is zero; and

      (b) if the Class B Stated Amount is zero and any amount of that excess has not been applied under paragraph (i), reduce pari passu and rateably as between themselves (based on the Stated Amount of the RFSs (if any), the Principal Outstanding under the Redraw Facility, the Stated Amount of the RFS Class A Notes (if any) and the A$ Equivalent of the Stated Amount of the Class A Notes):

            (i) the Class A Stated Amount on each of the Class A Notes by the US$ Equivalent of the balance of that excess which is attributable to each Class A Note until the Class A Stated Amount of that Class A Note is zero;

            (ii) the RFS Class A Stated Amount on each of the RFS Class A Notes (if any) by the balance of that excess which is attributable to each RFS Class A Note until the RFS Class A Stated Amount of that RFS Class A Note is zero;

            (iii) the RFS Stated Amount on each of the RFSs (if any) by the balance of that excess which is attributable to each RFS until the RFS Stated Amount is zero: and

            (iv) the principal outstanding under the Redraw Facility by the balance of that excess until the Principal Outstanding is zero.

5.13  Calculation of Principal Payments, Stated Amount and Bond Factor

      (a) On each Collection Determination Date, the Trust Manager shall determine:

            (i) the amount of any Principal Payment in respect of each Class A Note on the Payment Date following that Collection Determination Date;

--------------------------------------------------------------------------------
                                                                         Page 74

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


            (ii) the Stated Amount and Invested Amount of each Class A Note as of the first day of the next following Interest Period (after deducting any Principal Payment due to be made in respect of each Class A Note on the next Payment Date); and

            (iii) the fraction in respect of each Class A Note expressed as a decimal to the seventh point (the "Bond Factor" of which the numerator is the aggregate of the Invested Amount of all Class A Notes at that date less all Principal Payments to be made on the following Payment Date, and the denominator is the Initial Invested Amount of the Class A Notes.

      (b) The Trust Manager will notify in writing the Note Trustee, the Principal Paying Agent, the Agent Bank and (for so long as the Class A Notes are listed on the London Stock Exchange) the London Stock Exchange by not later than the Collection Determination Date immediately preceding the relevant Payment Date of each determination of a Principal Payment, Invested Amount, Stated Amount and Bond Factor and will immediately cause details of each of those determinations to be published in accordance with Condition 12. If no Principal Payment is due to be made on the Class A Notes on any Payment Date a notice to this effect will be given to the Class A Noteholders in accordance with Class A Condition 12.

      (c) If the Trust Manager does not at any time for any reason determine a Principal Payment, the Invested Amount, the Stated Amount or the Bond Factor applicable to Class A Notes in accordance with this paragraph, the Principal Payment, Invested Amount, the Stated Amount and the Bond Factor shall be determined by the Note Trustee in accordance with this paragraph and paragraph (a) above (but based on the information in its possession) and each such determination or calculation shall be deemed to have been made by the Trust Manager.

      (d) The Trust Manager will deliver to the Principal Paying Agent a quarterly servicing report as set forth in clause 11 of the Note Trust Deed.

5.14  Redemption for Taxation or Other Reasons

      If the Trust Manager satisfies the Issuer Trustee and the Note Trustee immediately prior to giving the notice referred to below that either (i) on the next Payment Date the Issuer Trustee would be required to deduct or withhold from any payment of principal or interest (or corresponding A$ payment under a Currency Swap) in respect of the Class A Notes any amount for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the Commonwealth of Australia or any of its political sub-divisions or any of its authorities or (ii) the total amount payable in respect of interest in relation to the Loans for a Collection Period ceases to be receivable (whether or not actually received) by the Issuer Trustee during such Collection Period by reason of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed, levied, collected, withheld or assessed by the Commonwealth of Australia or any of its political sub-divisions or any of its authorities, the Issuer Trustee must, when so directed by the Trust Manager (at any time at the Trust Manager's option) (provided that the Issuer Trustee will be in a position on such Payment Date to discharge (and will so certify to the Issuer Trustee and Note Trustee) all its liabilities in respect of the Class A Notes and any amounts required under the Security Trust

--------------------------------------------------------------------------------
                                                                         Page 75

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      Deed to be paid in priority to or pari passu with the Class A Notes), upon having given not more than 60 nor less than 30 days' notice to the Class A Noteholders in accordance with Class A Condition 12 redeem all, but not some only, of the Class A Notes at their Invested Amount (or at the option of the holders of 75% of the aggregate Invested Amount of Class A Notes at the time, at their Stated Amount), together with accrued interest to the date of redemption on any subsequent Payment Date, provided that the holders of 75% of the aggregate Invested Amount of Class A Notes at the time may elect, and shall notify, in writing, the Issuer Trustee and the Trust Manager, that they do not require the Issuer Trustee to redeem the Class A Notes in the circumstances described above.

5.15  Optional Redemption in whole

      (A) On any Payment Date, and upon giving no more than 60 nor less than 30 days' notice to the Note Trustee and the Security Trustee, on which the aggregate principal outstanding of the Loans is less than 10% of the aggregate principal outstanding of the Loans at the Cut-Off Date, the Issuer Trustee may redeem all (but not some only) of the Notes by repaying:

            (a) the whole of the Invested Amount of the Notes together with any accrued interest in relation to those Notes; or

            (b) with the approval of an Extraordinary Resolution of Noteholders, the whole of the Stated Amount of the Notes together with any accrued interest in relation to those Notes.

      (B) On any Payment Date on or after the Step-Up Margin Date the Issuer Trustee shall, if so directed by the Trust Manager on or before the date which is 3 Business Days before the Payment Date, repay:

            (a) the whole of the Invested Amount of the Notes together with any accrued interest in relation to those Notes; or

            (b) with the approval of an Extraordinary Resolution of Noteholders, the whole of the Stated Amount of the Notes together with any accrued interest in relation to those Notes,

            subject to the following conditions:

            (c) the Trust Manager having provided no more than 60 nor less than 30 days' prior written notice to:

                  (i)   each relevant Noteholder; and

                  (ii)  each designated rating agency,

                  of the Trust Manager's intention to direct the Issuer Trustee to redeem the relevant Notes under this Condition;

            (d) the Trust Manager receiving from the designated rating agencies written confirmation that the repayment will not have a detrimental impact on the rating of any other Notes;

--------------------------------------------------------------------------------
                                                                         Page 76

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            (e) the Issuer Trustee having sufficient cash to make such repayment and all other payments senior to the Notes set out in Conditions 5.2 and 5.7 or 5.8 (as the case may be). The Issuer Trustee may:

                  (i) at the direction of the Trust Manager, dispose of any Assets of the Trust for an amount not less than:

                        (A) in the case of performing Receivables, their Unpaid Balance; or

                        (B) in the case of non-performing Receivables, their Fair Market Value,

                        in order to raise such cash; and

                  (ii) rely conclusively on a certificate from the Trust Manager as to the amount of the repayment and other payments referred to above;

            (f) the Issuer Trustee retaining such amount as the Trust Manager or the Issuer Trustee reasonably determines will be necessary to satisfy any outstanding or anticipated Trust Expenses, payment under the Liquidity Facility Agreement, payment under the Redraw Facility Agreement or payment to any Swap Provider under a Hedge Agreement; and

            (g)   if the repayment and other payments referred to in paragraph
                  (e) are to be funded in whole or in part by a disposal of Assets to the Warehouse Trustee, the Trust Manager having received notification that the Australian Prudential Regulation Authority has permitted the Warehouse Trustee to purchase those Assets.

      (C) If the Issuer Trustee or the Trust Manager has sought the approval referred to in Condition 5.15(B)(b) and that approval has been refused, then from (and including) the Payment Date following that refusal the margin on the Class A Notes under Condition 4.2 shall be 0.16%.

      (D) Repayment in accordance with Condition 5.15(A)(a), 5.15(A)(b), 5.15(B)(a) or 5.15(B)(b) shall be a full satisfaction of the Issuer Trustee's obligations under the Notes.

5.16  Redemption on Maturity

      If not otherwise redeemed, the Class A Notes will be redeemed at their Stated Amount on the Payment Date falling in June, 2033.

5.17  Cancellation

      All Class A Notes redeemed in full pursuant to the foregoing provisions will be cancelled forthwith, and may not be resold or reissued.

5.18  Certification

      For the purposes of any redemption made pursuant to this Condition 5 the Note Trustee may rely upon an officer's certificate under the Note Trust Deed from the Trust Manager on

--------------------------------------------------------------------------------
                                                                         Page 77

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


      behalf of the Issuer Trustee certifying or stating the opinion of each person signing such certificate as:

      (a) to the fair value (within 90 days of such release) of the property or securities proposed to be released from the Security Trust Deed;

      (b) that in the opinion of such person the proposed release will not impair the security under the Security Trust Deed in contravention of the provisions of the Security Trust Deed or the Note Trust Deed; and

      (c) that the Issuer Trustee will be in a position to discharge all its liabilities in respect of the relevant Class A Notes and any amounts required under the Security Trust Deed to be paid in priority to or pari passu with those Class A Notes, and such officer's certificate shall be conclusive and binding on the Issuer Trustee, the Note Trustee and the holders of those Class A Notes.

5.19  Purchases

      The Issuer Trustee may not purchase any Class A Notes at any time.

6.    Payments
------------------------------------------------------------------------------

6.1   Method of Payment

      Any instalment of interest or principal, payable on any Class A Note which is punctually paid or duly provided for by the Issuer Trustee to the Principal Paying Agent on the applicable Payment Date or Maturity Date shall be paid to the person in whose name such Class A Note is registered on the Record Date, by cheque mailed first-class, postage prepaid, to such person's address as it appears on the Note Register on such Record Date, except that, unless Definitive Notes have been issued pursuant to clause
      3.3 of the Note Trust Deed, with respect to Class A Notes registered on the Record Date in the name of the nominee of DTC (initially, such nominee to be Cede & Co.), payment will be made by wire transfer in immediately available funds to the account designated by such nominee and except for the final instalment of principal payable with respect to such Class A Note on a Payment Date or Maturity Date.

6.2   Initial Principal Paying Agent

      The initial Principal Paying Agent is Citibank, N.A., London Branch, at its office, at 5 Carmelite Street, London, EC4Y 0PA, United Kingdom.

6.3   Paying Agents

      The Issuer Trustee (or the Trust Manager on its behalf after advising the Issuer Trustee thereof) may at any time (with the previous written approval of the Note Trustee) vary or terminate the appointment of any Paying Agent and appoint additional or other Paying Agents, provided that it will at all times maintain a Paying Agent having a specified office in London and in New York City. In addition, the Issuer Trustee will procure that, if the conclusions of the ECOFIN Council Meeting of 26-27 November, 2000 are implemented, there will at all times be a Paying Agent (or the Principal Paying Agent) with a Specified

--------------------------------------------------------------------------------
                                                                         Page 78

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      Office in a member state of the European Union that will not be obliged to withhold or deduct tax pursuant to any directive introduced to implement such conclusions. Notice of any such termination or appointment and of any change in the office through which any Paying Agent will act will be given in accordance with Class A Condition 12.

6.4   Due date for redemption

      If the due date for redemption in full of a Class A Note is not a Payment Date, the interest accrued in respect of the period from the preceding Payment Date (or from the Closing Date as the case may be) shall be payable only against presentation or surrender of the relevant Class A Note.

6.5   Payments on Business Days

      If the due date for payment of any amount of principal or Interest in respect of any Class A Note is not a Business Day then payment will not be made until the next succeeding Business Day and the holder thereof shall not be entitled to any further interest or other payment in respect of that delay. In this Condition 6 the expression "Business Day" means any day (other than a Saturday, Sunday or a public holiday) on which banks are open for business (including dealings in foreign currency generally) in London, Sydney and New York City.

6.6   Interest

      If Interest is not paid in respect of a Class A Note on the date when due and payable (other than because the due date is not a Business Day), that unpaid Interest shall itself bear interest at the Interest Rate applicable from time to time to the Class A Notes until the unpaid interest, and interest on it, is available for payment and notice of that availability has been duly given in accordance with Class A Condition 12.

7.    Taxation
------------------------------------------------------------------------------

      All payments in respect of the Class A Notes will be made without withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature unless the Issuer Trustee or any Paying Agent is required by applicable law to make any such payment in respect of the Class A Notes subject to any withholding or deduction for, or on account of, any present or future taxes, duties or charges of whatsoever nature. In that event the Issuer Trustee or that Paying Agent (as the case may be) shall make such payment after such withholding or deduction has been made and shall account to the relevant authorities for the amount so required to be withheld or deducted. Neither the Issuer Trustee nor any Paying Agent will be obliged to make any additional payments to Class A Noteholders in respect of that withholding or deduction.

8.    Prescription
------------------------------------------------------------------------------

      A Class A Note shall become void in its entirety unless surrendered for payment within ten years of the Relevant Date in respect of any payment thereon the effect of which would be to

--------------------------------------------------------------------------------
                                                                         Page 79

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      reduce the Stated Amount of that Class A Note to zero. After the date on which a Class A Note becomes void in its entirety, no claim may be made in respect of it.

      As used in these Conditions, the "Relevant Date" means the date on which a payment first becomes due but, if the full amount of the money payable has not been received by the Principal Paying Agent or the Note Trustee on or prior to that date, it means the date on which, the full amount of such money having been so received, notice to that effect is duly given in accordance with Class A Condition 12.

9.    Events of Default
------------------------------------------------------------------------------

      Each of the following is an "Event of Default":

      (a)   the Issuer Trustee fails to pay:

            (i) any interest within 10 Business Days of the Payment Date on which the interest was due to be paid to Class A Noteholders, Class B Noteholders or holders of RFSs or holders of RFS Class A Notes, or

            (ii) any other amount owing to Class A Noteholders, Class B Noteholders or holders of RFSs or holders of RFS Class A Notes or any other Mortgagee (as defined in the Security Trust Deed) within 10 Business Days of the due date for payment (or within any applicable grace period agreed in writing with the Mortgagee or where the Mortgagee is a Noteholder, with the Note Trustee).

      (b) the Issuer Trustee fails to perform or observe any other provisions (other than an obligation referred to in paragraph (a)) of a Transaction Document (other than the Underwriting Agreement) where such failure will have a material and adverse affect on the amount of any payment to be made to any Noteholder, or will materially and adversely affect the timing of such payment, and that default (if in the opinion of the Security Trustee capable of remedy (that opinion, being subject to the approval of the Class B Noteholders and the Note Trustee on behalf of the Class A Noteholders (together, the "Noteholder Mortgagees") in accordance with the provisions of the Security Trust Deed) is not remedied within 30 days (or such longer period as may be specified in the notice, that longer period having been approved by the Noteholder Mortgagees, for so long as amounts outstanding under the Class A Notes and the Class B Notes are 75% of the Secured Money) after written notice from the Security Trustee requiring the failure to be remedied.

      (c) any of the following occurs in relation to the Issuer Trustee (in its personal capacity or as Trustee of the Trust):

            (i)   an administrator of the Issuer Trustee is appointed; or

            (i) (ii) except for the purpose of a solvent reconstruction or amalgamation:

                  (A) an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting or an application


--------------------------------------------------------------------------------
                                                                         Page 80

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

                        to a court or other steps (other than frivolous or vexatious applications, proceedings, notices and steps) are taken for:

                        (1) the winding up, dissolution or administration of the Issuer Trustee; or

                        (2) the Issuer Trustee entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them; or

                  (B) the Issuer Trustee ceases, suspends or threatens to cease or suspend the conduct of all or substantially all of its business or disposes of or threatens to dispose of substantially all of its assets; or

            (ii) the Issuer Trustee is, or under applicable legislation is taken to be, unable to pay its debts (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute) or stops or suspends or threatens to stop or suspend payment of all or a class of its debts (except, where this occurs in relation to another trust of which it is the trustee); or

            (iv) a receiver, receiver and manager or administrator is appointed (by the Issuer Trustee or by any other person) to all or substantially all of the assets and undertaking of the Issuer Trustee or any part thereof (except, in the case of the Issuer Trustee where this occurs in relation to another trust of which it is the trustee); or

            (v) anything analogous to an event referred to in paragraphs (i) to (iv) (inclusive) or having substantially similar effect, occurs with respect to the Issuer Trustee;

      (d) the charge created by the Security Trust Deed is not or ceases to be a first ranking charge over the Trust Assets, or any other obligation of the Issuer Trustee (other than as mandatorily preferred by law) ranks ahead of or pari passu with any of the moneys secured by the Security Trust Deed;

      (e)   any security interest over the Trust Assets is enforced;

      (f) all or any part of any Transaction Document, other than the Redraw Facility or the Basis Swap (each as defined in the Series Notice), is terminated or is or becomes void, illegal, invalid, unenforceable or of limited force and effect, or a party becomes entitled to terminate, rescind or avoid all or part of any Transaction Document (other than the Redraw Facility or the Basis Swap); or

      (g) without the prior consent of the Security Trustee (that consent, in accordance with the provisions of the Security Trust Deed, being subject to the prior written consent of the Noteholder Mortgagees in accordance with the provisions of the Security Trust Deed), (i) the Trust is wound up, or the Issuer Trustee is required to wind up the Trust under the Master Trust Deed or applicable law, or the winding up of the Trust commences; (ii) the Trust is held or is conceded by the Issuer Trustee not to have been constituted or to have been imperfectly constituted; or (iii) unless another trustee is appointed to the Trust under the Relevant Documents, the Issuer


--------------------------------------------------------------------------------
                                                                         Page 81

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            Trustee ceases to be authorized under the Trust to hold the property of the Trust in its name and to perform its obligations under the Relevant Documents.

      In the event that the security constituted by the Security Trust Deed becomes enforceable following an event of default under the Notes any funds resulting from the realization of such security shall be applied in accordance with the order of priority of payments as stated in the Security Trust Deed.

10.   Enforcement
------------------------------------------------------------------------------

      (a) At any time after an Event of Default occurs, the Security Trustee may, with the prior written consent of the Noteholder Mortgagees in accordance with the provisions of the Security Trust Deed and shall, if so directed by (a) the Noteholder Mortgagees alone, where the Noteholder Mortgagees are the only Voting Mortgagees, or otherwise
            (b) an Extraordinary Resolution (being 75% of votes capable of being cast by Voting Mortgagees present or in person or by proxy of the relevant meeting or a written resolution signed by all Voting Mortgagees) of the Voting Mortgagees (which includes the Note Trustee on behalf of the Class A Noteholders, but not the Class A Noteholders themselves), and, subject to the Note Trustee being indemnified and/or secured to its satisfaction, declare the Class A Notes immediately due and payable and enforce the Security Trust Deed. If an Extraordinary Resolution of Voting Mortgagees referred to in sub-paragraph (b) above elects not to direct the Security Trustee to enforce the Security Trust Deed, in circumstances where the Security Trustee could enforce, the Noteholder Mortgagees may nonetheless, and the Note Trustee as a Noteholder Mortgagee, shall at the direction of the Class A Noteholders, direct the Security Trustee to enforce the Security Trust Deed on behalf of the Noteholders.

            "Voting Mortgagee" means:

            (a) for so long as the amounts outstanding under the Class A Notes and the Class B Notes are 75% or more of all amounts secured by the Security Trust Deed, the Note Trustee and the Noteholder Mortgagees; and

            (b)   at any other time:

                  (i) the Note Trustee, acting on behalf of the Class A Noteholders under the Note Trust Deed and the Security Trust Deed: and

                  (ii) each other Mortgagee under the Security Trust Deed (other than the Class A Noteholders).

            Any reference to the Noteholder Mortgagees while they are the only Voting Mortgagees or where their consent is required under the Security Trust Deed in relation to a direction or act of the Security Trustee, means Noteholder Mortgagees representing more than 50% of the aggregate Invested Amount of the Class A Notes and the Class B Notes.

            Subject to being indemnified in accordance with the Security Trust Deed, the Security Trustee shall take all action necessary to give effect to any direction by the Noteholder Mortgagees where they are the only Voting Mortgagees or to any

--------------------------------------------------------------------------------
                                                                         Page 82

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            Extraordinary Resolution of the Voting Mortgagees and shall comply with all directions given by the Note Trustee where it is the only Voting Mortgagee or contained in or given pursuant to any Extraordinary Resolution of the Voting Mortgagees in accordance with the Security Trust Deed.

            No Class A Noteholder is entitled to enforce the Security Trust Deed or to appoint or cause to be appointed a receiver to any of the assets secured by the Security Trust Deed or otherwise to exercise any power conferred by the terms of any applicable law on chargees except as provided in the Security Trust Deed.

      (b) If any of the Class A Notes remains outstanding and are due and payable otherwise than by reason of a default in payment of any amount due on the Class A Notes, the Note Trustee must not vote under the Security Trust Deed to, or otherwise direct the Security Trustee to, dispose of the Mortgaged Property unless either:

            (i) a sufficient amount would be realised to discharge in full all amounts owing to the Class A Noteholders and any other amounts payable by the Issuer Trustee ranking in priority to or pari passu with the Class A Notes; or

            (ii) the Note Trustee is of the opinion, reached after considering at any time and from time to time the advice of a merchant bank or other financial adviser selected by the Note Trustee, in its absolute discretion, that the cash flow receivable by the Issuer Trustee (or the Security Trustee under the Security Trust Deed) will not (or that there is a significant risk that it will not) be sufficient, having regard to any other relevant actual, contingent or prospective liabilities of the Issuer Trustee, to discharge in full in due course all the amounts referred to in paragraph (i).

      (c) Neither the Note Trustee nor the Security Trustee will be liable for any decline in the value, nor any loss realised upon any sale or other dispositions made under the Security Trust Deed, of any Mortgaged Property or any other property which is charged to the Security Trustee by any other person in respect of or relating to the obligations of the Issuer Trustee or any third party in respect of the Issuer Trustee or the Class A Notes or relating in any way to the Mortgaged Property. Without limitation, neither the Note Trustee nor the Security Trustee shall be liable for any such decline or loss directly or indirectly arising from its acting, or failing to act, as a consequence of an opinion reached by it.

      (d) The Note Trustee shall not be bound to vote under the Security Trust Deed, or otherwise direct the Security Trustee under the Security Trust Deed or to take any proceedings, actions or steps under, or any other proceedings pursuant to or in connection with the Security Trust Deed, the Note Trust Deed, any Class A Notes, unless directed or requested to do so by Noteholders holding at least 75% of the aggregate Invested Amount of Class A Notes at the time; and then only if the Note Trustee is indemnified and/or secured to its satisfaction against all actions, proceedings, claims and demands to which it may render itself liable and all costs, charges, damages and expenses (including, without limitation, all legal fees and expenses properly incurred and any value added or similar tax applicable thereto) which it may incur by so doing.

--------------------------------------------------------------------------------
                                                                         Page 83

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      (e) Only the Security Trustee may enforce the security created pursuant to the provisions of the Security Trust Deed and neither the Note Trustee nor any holder of a Class A Note is entitled to proceed directly against the Issuer Trustee to enforce the performance of any of the provisions of the Security Trust Deed, the Class A Notes (including these Class A Conditions).

      (f) The rights, remedies and discretions of the Class A Noteholders under the Security Trust Deed including all rights to vote or give instructions or consent can only be exercised by the Note Trustee on behalf of the Class A Noteholders in accordance with the Security Trust Deed. The Security Trustee may rely on any instructions or directions given to it by the Note Trustee as being given on behalf of the Class A Noteholders from time to time and need not enquire whether the Note Trustee or the Noteholders from time to time have complied with any requirements under the Note Trust Deed or as to the reasonableness or otherwise of the Note Trustee. The Security Trustee is not obliged to take any action, give any consent or waiver or make any determination under the Security Trust Deed without being directed to do so by the Note Trustee or the Voting Mortgagees in accordance with the Security Trust Deed.

            Upon enforcement of the security created by the Security Trust Deed, the net proceeds thereof may be insufficient to pay all amounts due on redemption to the Noteholders. The proceeds from enforcement (which will not include amounts required by law to be paid to the holder of any prior ranking security interest, the proceeds of or amounts credited to the collateral account under the Liquidity Facility Agreement (as defined in the Master Trust Deed) and payable to the Liquidity Facility Provider (as defined in the Master Trust
            Deed) and the proceeds of cash collateral lodged with and payable to a Swap Provider or other provider of a Support Facility (as defined in the Master Trust Deed)) will be applied in the order of priority as set out in the Security Trust Deed. Any claims of Noteholders remaining after realization of the security and application of the proceeds as aforesaid shall, except in certain limited circumstances, be extinguished.

11.   Replacements of Class A Notes
------------------------------------------------------------------------------

      If any Class A Note is lost, stolen, mutilated, defaced or destroyed, it may be replaced at the specified office of the Principal Paying Agent upon payment by the claimant of the expenses incurred in connection with that replacement and on such terms as to evidence and indemnity as the Issuer Trustee may reasonably require. Mutilated or defaced Class A Notes must be surrendered before replacements will be issued.

12.   Notices
------------------------------------------------------------------------------

      All notices, other than notices given in accordance with the following paragraph, to Class A Noteholders shall be deemed given if in writing and mailed, first-class, postage prepaid to each Class A Noteholder, at his or her address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such


--------------------------------------------------------------------------------
                                                                         Page 84

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      notice. In any case where notice to Class A Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Class A Noteholder shall affect the sufficiency of such notice with respect to other Class A Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

      A notice may be waived in writing by the relevant Class A Noteholder, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Class A Noteholders shall be filed with the Note Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

      Any such notice shall be deemed to have been given on the date such notice is deposited in the mail.

      In case, by reason of the suspension of regular mail services as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Class A Noteholders when such notice is required to be given, then any manner of giving such notice as the Trustee shall direct the Note Trustee shall be deemed to be a sufficient giving of such notice.

      Any notice specifying a Payment Date, an Interest Rate, Interest payable, a Principal Payment (or the absence of a Principal Payment), an Invested Amount, a Stated Amount or a Bond Factor shall be deemed to have been duly given if the information contained in such notice appears on the relevant page of the Reuters Screen or such other similar electronic reporting service as may be approved by the Note Trustee and notified to Class A Noteholders (the "Relevant Screen"). Any such notice shall be deemed to have been given on the first date on which such information appeared on the Relevant Screen. If it is impossible or impracticable to give notice in accordance with this paragraph then notice of the matters referred to in this Condition shall be given in accordance with the preceding paragraph.

      The Principal Paying Agent shall deliver a quarterly servicing report for each Collection Period to each Class A Noteholder on the Notice date relating to such Collection Period in the method provided in the first paragraph of this Condition 12.

13. Meetings of Voting Mortgagees and Votes of Class A Noteholders; Modifications; Consents; Waiver
------------------------------------------------------------------------------

      The Security Trust Deed contains provisions for convening meetings of the Voting Mortgagees to, inter alia, enable the Voting Mortgagees to direct or consent to the Security Trustee taking or not taking certain actions under the Security Trust Deed, for example to enable the Voting Mortgagees to direct the Security Trustee to enforce the Security Trust Deed.

      For so long as the amounts outstanding under the Notes are 75% or more of all amounts secured by the Security Trust Deed, the Note Trustee may direct the Security Trustee to do any act or thing which the Security Trustee is required to do, or may only do, at the direction of an Extraordinary Resolution of the Voting Mortgagees.

      Neither the Security Trustee nor the Trust Manager may call a meeting of Voting Mortgagees without the Noteholder Mortgagees' consent, if the amounts outstanding under the Class A Notes and the Class B Notes are 75% or more of all amounts secured by the Security Trust Deed.

--------------------------------------------------------------------------------
                                                                         Page 85

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      The Note Trust Deed contains provisions for the Class A Noteholders to consider any matter affecting their interests. In general, the holders of a majority of the aggregate Invested Amount of the Class A Notes may take or consent to any action permitted to be taken by Class A Noteholders under the Note Trust Deed. Notwithstanding the foregoing, the consent of holders of 75% of the aggregate Invested Amount of the Class A Notes shall be required to (i) direct the Note Trustee to direct the Security Trustee to enforce the security under the Note Trust Deed, (ii) override any waiver by the Note Trustee of a breach of any provisions of the Transaction Documents or an Event of Default, (iii) alter, add, or modify the terms and conditions of the Class A Notes or the provisions of any of the Transaction Documents if such alteration, addition or modification is, in the sole opinion of the Note Trustee, in its absolute discretion, materially prejudicial or likely to be materially prejudicial to the Class A Noteholders as a whole or the Class A Noteholders, which shall include any modification to the date of maturity of the Class A Notes or a modification which would have the effect of postponing any day for payment of interest in respect of any Class A Notes, reducing or cancelling the amount of principal payable in respect of any Class A Notes or the rate of interest applicable to any Class A Notes or altering the percentage of the aggregate Invested Amount required to consent to any action or altering the currency of payment of any Class A Notes or an alteration of the date or priority of redemption of the Class A Notes (any such modification being referred to below as a "Basic Terms Modification"). Any action taken by the requisite percentage of the Invested Amount of the Class A Noteholders shall be binding on all Class A Noteholders (both present and future).

      Pursuant to the terms of the Note Trust Deed, the Note Trustee may agree, in its absolute discretion, without the consent of the Class A Noteholders, among other things, (i) to any modification (except a Basic Terms Modification) of, or to the waiver or authorisation of any breach or proposed breach of the Class A Notes (including these Conditions), or any of the Transaction Documents which is not, in the sole opinion of the Note Trustee, in its absolute discretion, materially prejudicial to the interests of the Class A Noteholders or (ii) to any modification of the Class A Notes (including these Conditions, or any of the Transaction Documents which, in the Note Trustee's sole opinion, is to correct a manifest error or is of a formal, minor or technical nature. The Note Trustee may also, without the consent of the Class A Noteholders, determine, in its absolute discretion, that any Event of Default or any condition, event or act which with the giving of notice and/or lapse of time and/or the issue of a certificate would constitute an Event of Default shall not, or shall not subject to specified conditions, be treated as such. Any such modification, waiver, authorisation or determination shall be binding on the Class B Noteholders and, unless the Note Trustee agrees otherwise, any such modification shall be notified to the Class A Noteholders in accordance with Class A Condition 12 as soon as practicable thereafter.

14.   Indemnification and Exoneration of the Note Trustee and the Security
      Trustee
------------------------------------------------------------------------------

      The Note Trust Deed contains provisions for the indemnification of the Note Trustee and for its relief from responsibility, including provisions relieving it from taking proceedings to realise the security and to obtain repayment of the Class A Notes unless indemnified and/or secured to its satisfaction. Each of the Note Trustee and the Security Trustee is entitled to

--------------------------------------------------------------------------------
                                                                         Page 86

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      enter into business transactions with the Issuer Trustee and/or any other party to the Relevant Documents without accounting for any profit resulting from such transactions. Neither the Security Trustee nor the Note Trustee will be responsible for any loss, expense or liability which may be suffered as a result of any assets secured by the Security Trust Deed, Mortgaged Property or any deeds or documents of title thereto, being uninsured or inadequately insured or being held by or to the order of the Servicer or any of its affiliates or by clearing organisations or their operators or by any person on behalf of the Note Trustee.

      The Security Trust Deed contains provisions for the indemnification of the Security Trustee by the Issuer Trustee and for its relief from responsibility, including provisions relieving it from taking any action in relation to the enforcement of the Security Trust Deed unless it is indemnified to its satisfaction. The Security Trustee has no liability under the Security Trust Deed, any other Transaction Document, any Note, the Notice of Creation of Trust or any Mortgage Insurance Policy other than to the extent to which the liability is able to be satisfied out of the property held by it on trust under the Security Trust Deed and it is actually indemnified for the liability, except to the extent to which it is not satisfied because there is a reduction in the extent of the Security Trustee's indemnification as a result of its fraud, negligence or willful default.

15.   Limitation of liability of the Issuer Trustee
------------------------------------------------------------------------------

15.1  General

      Clause 33 of the Master Trust Deed applies to the obligations and liabilities of the Issuer Trustee in relation to this Class A Note.

15.2  Liability of Trustee limited to its right of indemnity

      (a) This Class A Note applies to the Issuer Trustee only in its capacity as trustee of the Trust and in no other capacity. A liability arising under or in connection with this Class A Note or the Trust can be enforced against the Issuer Trustee only to the extent to which it can be satisfied out of property of the Trust out of which the Issuer Trustee is actually indemnified for the liability. This limitation of the Issuer Trustee's liability applies despite any other provision of this Class A Note or any other Transaction Document and extends to all liabilities and obligations of the Issuer Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Class A Note or the Trust.

      (b) None of the Note Trustee or the Class A Noteholders may take action against the Issuer Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Issuer Trustee or prove in any liquidation, administration or arrangements of or affecting the Issuer Trustee.

      (c) The provisions of this Condition 15 shall not apply to any obligation or liability of the Issuer Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Issuer

--------------------------------------------------------------------------------
                                                                         Page 87

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------


            Trustee's indemnification out of the Trust Assets as a result of the Issuer Trustee's fraud, negligence or breach of trust.

      (d) It is acknowledged that the Trust Manager, the Servicer, each Paying Agent, the Agent Bank and the Note Trustee (each a "Relevant Party") are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Issuer Trustee (including any related failure to satisfy its obligations under this Class A Note or a Transaction Document) will be considered fraud, negligence or breach of trust of the Issuer Trustee for the purpose of sub-paragraph (iii) of this Condition 15 to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Issuer Trustee and for whom the Issuer Trustee is responsible under the Transaction Documents, other than a Relevant Party) to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any other person who provides services in respect of the Trust (other than a person who has been delegated or appointed by the Issuer Trustee and for whom the Issuer Trustee is responsible under the Transaction Documents, other than a Relevant Party).

      (e) No attorney, agent, receiver or receiver and manager appointed in accordance with a Transaction Document (including without limitation a Relevant Party) has authority to act on behalf of the Issuer Trustee in a way which exposes the Issuer Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence or breach of trust of the Issuer Trustee for the purpose of sub-paragraph (iii), if the Issuer Trustee has exercised reasonable care in the selection and supervision of such a person.

16.   Governing Law
------------------------------------------------------------------------------

      The Class A Notes and the Relevant Documents are governed by, and shall be construed in accordance with, the laws of New South Wales, Australia.

17.   Summary of Provisions Relating to the Class A Notes While in Book Entry
      Form
------------------------------------------------------------------------------

      The Class A Notes will initially be represented by typewritten book-entry notes (the Book-Entry Class A Notes"), without coupons, in the principal amount of US$1,116,000,000. The Book-Entry Class A Notes will be deposited with the Common Depositary for DTC on or about the Closing Date. Upon deposit of the Book-Entry Class A Notes with the Common Depositary, DTC will credit each investor in the Class A Notes with a principal amount of Class A Notes for which it has subscribed and paid.

      The Book-Entry Class A Note will be exchangeable for definitive Class A Notes in certain circumstances described below.

--------------------------------------------------------------------------------
                                                                         Page 88

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

      Each person who is shown in the Note Register as the holder of a particular principal amount of Class A Notes will be entitled to be treated by the Issuer Trustee and the Note Trustee as a holder of such principal amount of Class A Notes and the expression "Class A Noteholder" shall be construed accordingly, but without prejudice to the entitlement of the holder of the Book-Entry Class A Note to be paid principal and interest thereon in accordance with its terms. Such persons shall have no claim directly against the Issuer Trustee in respect of payment due on the Class A Notes for so long as the Class A Notes are represented by a Book-Entry Class A Note and the relevant obligations of the Issuer Trustee will be discharged by payment to the registered holder of the Book-Entry Class A Note in respect of each amount so paid.

17.1  Payments

      Interest and principal on each Book-Entry Class A Note will be payable by the Principal Paying Agent to the Common Depository provided that no payment of interest may be made by the Issuer Trustee or any Paying Agent in the Commonwealth of Australia or its possessions or into a bank account or to an address in the Commonwealth of Australia or its possessions.

      Each of the persons appearing from time to time as the beneficial owner of a Class A Note will be entitled to receive any payment so made in respect of that Class A Note in accordance with the respective rules and procedures of DTC. Such persons will have no claim directly against the Issuer Trustee in respect of payments due on the Class A Notes which shall be made by the holder of the relevant Book-Entry Class A Note, for so long as such Book-Entry Class A Note is outstanding.

      A record of each payment made on a Book-Entry Class A Note, distinguishing between any payment of principal and any payment of interest, will be recorded in the Note Register by the Note Registrar and such record shall be prima facie evidence that the payment in question has been made.

17.2  Exchange

      The Book-Entry Class A Note will be exchangeable for definitive Class A Notes only if:

      (a) the Trust Manager advises the Principal Paying Agent, the Note Registrar and the Note Trustee in writing that the Clearing Agency is no longer willing or able properly to discharge its responsibilities with respect to the Class A Notes or the Clearing Agency ceases to carry on business, and the Trust Manager is unable to located a qualified successor;

      (b) the Issuer Trustee, at the direction of the Trust Manager (at the Trust Manager's option) advises the Principal Paying Agent, the Note Registrar and the Note Trustee in writing that the book entry system through the Clearing Agency is or is to be terminated; or

      (c) after the occurrence of an Event of Default, Class A Noteholders representing beneficial interests aggregating to at least a majority of the aggregate Invested Amount of the Class A Notes (or the Note Trustee on behalf of such Class A Noteholders) advise the Principal Paying Agent and Issuer Trustee through the Clearing Agency in writing that

--------------------------------------------------------------------------------
                                                                         Page 89

Note Trust Deed                                           Allens Arthur Robinson
--------------------------------------------------------------------------------

            the continuation of a book entry system through the Clearing Agency is no longer in the best interest of the Note Owners,

      then the Principal Paying Agent shall notify all Class A Note Owners and the Issuer Trustee of the occurrence of any such event and of the availability of Definitive Notes to Class A Note Owners requesting the same. Upon the surrender of the Book-Entry Notes to the Issuer Trustee by the Clearing Agency, and the delivery by the Clearing Agency of the relevant registration instructions to the Issuer Trustee, the Issuer Trustee shall execute and procure the Note Registrar to authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency.

17.3  Notices

      So long as the Notes are represented by the Book-Entry Class A Note and the same is/are held on behalf of the Clearing Agency, notices to Class A Noteholders may be given by delivery of the relevant notice to the Clearing Agency for communication by them to entitled account holders in substitution for delivery to each Class A Noteholder as required by the Class A Conditions.

17.4  Cancellation

      Cancellation of any Class A Note required by the Class A Conditions will be effected by reduction in the principal amount of the relevant Book-Entry Class A Note.



--------------------------------------------------------------------------------
                                                                         Page 90